UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

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TherapeuticsMD, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A, or this Amendment No. 1, is being filed to amend and restate the preliminary proxy statement and the appendices and attachments thereto of TherapeuticsMD, Inc., a Nevada corporation, or the company, which was filed with the U.S. Securities and Exchange Commission on April 13, 2020 for the company’s 2020 Annual Meeting of Stockholders, or the Annual Meeting. This Amendment No. 1 is being filed primarily to add a proposal related to the TherapeuticsMD, Inc. 2020 Employee Stock Purchase Plan for consideration at the Annual Meeting and to update the nominees for director to be elected at the Annual Meeting.

PRELIMINARY – SUBJECT TO AMENDMENT AND COMPLETION

THERAPEUTICSMD, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 18, 2020

An Annual Meeting of Stockholders of TherapeuticsMD, Inc., a Nevada corporation, will be held at 8:00 a.m., local time, on Thursday, June 18, 2020, at the Renaissance Boca Raton Hotel, 2000 NW 19th Street, Boca Raton, Florida 33431 (if not held virtually, as discussed below), for the following purposes:

1.       To elect directors to serve until our next annual meeting of stockholders or until their successors are duly elected and qualified;

2       To approve, on a non-binding advisory basis, the compensation of our named executive officers for the fiscal year ended December 31, 2019 (“say-on-pay”);

3.       To approve an amendment to our Amended and Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock, $0.001 par value per share, from 350,000,000 shares to 600,000,000 shares;

4.       To approve the TherapeuticsMD, Inc. 2020 Employee Stock Purchase Plan;

5.       To ratify the appointment of Grant Thornton LLP, or Grant Thornton, an independent registered public accounting firm, as the independent auditor of our company for the fiscal year ending December 31, 2020; and

6.       To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

Only stockholders of record at the close of business on April 20, 2020 are entitled to notice of and to vote at the meeting. All stockholders are cordially invited to attend the meeting and vote in person

The safety of our employees, customers, communities and stockholders is our first priority. As of the date of this notice, the Governor of the State of Florida has restricted public access to non-essential businesses in Miami-Dade, Broward and Palm Beach Counties due to the COVID-19 pandemic. As part of our precautions regarding the COVID-19 pandemic, we are planning for the possibility that the meeting may be held only through remote communication. At this time, we expect the meeting to occur as planned in person and will take necessary precautions to protect the health and safety of those who attend. If a decision is made to forego the physical meeting, a news release will be issued and the information with respect to the logistical details of the meeting, including how stockholders can remotely access, participate in and vote at the meeting, will be posted on our website, www.therapeuticsmd.com, and such information will be filed with the U.S. Securities and Exchange Commission as proxy material, no later than June 8, 2020.

To assure your representation at the meeting, whether the meeting is held at a physical location or virtually, we urge you to vote by proxy as promptly as possible over the Internet or by telephone as instructed in the Notice of Internet Availability of Proxy Materials or, if you receive paper copies of the proxy materials by mail, you can also vote by mail by following the instructions on the proxy card. You may revoke your proxy and vote in person at the meeting even if you have previously returned a proxy.

By Order of the Board of Directors, /s/ John C.K. Milligan, IV JOHN C.K. MILLIGAN, IV Secretary

Boca Raton, Florida
May [●], 2020

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TABLE OF CONTENTS

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PROXY SUMMARY

This summary highlights information contained elsewhere in the Proxy Statement. This summary does not contain all of the information you should consider. Please read the entire Proxy Statement carefully before voting.

2020 Annual Meeting of Stockholders

Date:	June 18, 2020

Time:	8:00 am Eastern Time

Place (if not held virtually):	Renaissance Boca Raton Hotel 2000 NW 19th Street, Boca Raton, Florida 33431

Record Date:	April 20, 2020

Items of Business:

●            To elect directors to serve until our next annual meeting of stockholders or until their successors are duly elected and qualified;

●            To approve, on a non-binding advisory basis, the compensation of our named executive officers for the fiscal year ended December 31, 2019 (“say-on-pay”);

●            To approve an amendment to our Amended and Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock, $0.001 par value per share, from 350,000,000 shares to 600,000,000 shares;

●            To approve the TherapeuticsMD, Inc. 2020 Employee Stock Purchase Plan;

●            To ratify the appointment of Grant Thornton LLP, or Grant Thornton, an independent registered public accounting firm, as the independent auditor of our company for the fiscal year ending December 31, 2020; and

●            To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

Admission To Meeting:	Proof of share ownership will be required to enter the 2020 Annual Meeting. In order to protect the health and safety of our employees, customers, communities and stockholders, we may take special precautions in connection with the 2020 Annual Meeting due to the health impact of the COVID-19 pandemic. These may include limiting the 2020 Annual Meeting to the items of business on the Notice of Annual Meeting of Stockholders (with no separate business update provided) and imposing attendance restrictions in light of public health concerns.

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THERAPEUTICSMD, INC.
951 Yamato Road, Suite 220
Boca Raton, Florida 33431

PROXY STATEMENT

VOTING AND OTHER MATTERS

General

The accompanying proxy is solicited on behalf of TherapeuticsMD, Inc., a Nevada corporation, by our Board of Directors for use at our Annual Meeting of Stockholders to be held at 8:00 a.m., local time, on Thursday, June 18, 2020, or at any adjournment thereof, for the purposes set forth in this proxy statement and in the accompanying notice. We intend to hold the meeting at the Renaissance Boca Raton Hotel located at 2000 NW 19th Street, Boca Raton, Florida 33431. However, the safety of our employees, customers, communities and stockholders is our first priority. As of the date of this notice, the Governor of the State of Florida has restricted public access to non-essential businesses in Miami-Dade, Broward and Palm Beach Counties due to the COVID-19 pandemic. As part of our precautions regarding the COVID-19 pandemic, we are planning for the possibility that the meeting may be held only through remote communication. At this time, we expect the meeting to occur as planned in person and will take necessary precautions to protect the health and safety of those who attend. If a decision is made to forego the physical meeting, a news release will be issued and the information with respect to the logistical details of the meeting, including how stockholders can remotely access, participate in and vote at the meeting, will be posted on our website www.therapeuticsmd.com, and such information will be filed with the U.S. Securities and Exchange Commission, or SEC, as proxy material, no later than June 8, 2020. In accordance with rules adopted by the SEC that allow companies to furnish their proxy materials over the Internet, we are mailing a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy statement and our 2019 Annual Report to most of our stockholders. The Notice of Internet Availability of Proxy Materials contains instructions on how to access those documents and vote over the Internet. The Notice of Internet Availability of Proxy Materials also contains instructions on how to request a paper copy of our proxy materials, including our proxy statement, our 2019 Annual Report, and a proxy card. We believe this process will allow us to provide our stockholders the information they need in a more timely manner, while reducing the environmental impact and lowering our costs of printing and delivering the proxy materials.

These proxy solicitation materials are anticipated to first be distributed on or about May 4, 2020 to all stockholders entitled to vote at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on June 18, 2020. These proxy materials, which include the notice of annual meeting, this proxy statement and our 2019 Annual Report for the fiscal year ended December 31, 2019, are available at www.proxyvote.com.

Record Date and Outstanding Shares

Stockholders of record at the close of business on April 20, 2020 are entitled to notice of and to vote at the meeting. On the record date, there were issued and outstanding 271,683,266 shares of our common stock. Each holder of common stock voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting.

If, at the close of business on April 20, 2020, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting. However, whether or not you plan to attend the meeting, we urge you to vote by proxy over the Internet or by telephone as instructed on the Notice of Internet Availability of Proxy Materials, or to fill out and return the proxy card to ensure your vote is counted. Even if you have submitted a proxy before the meeting, you may still attend the meeting, revoke your proxy and vote in person.

If, at the close of business on April 20, 2020, your shares were held in an account at a brokerage firm, bank, or similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the meeting. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account. You should have received voting instructions with these proxy materials from that organization rather than from us. You should follow the instructions provided by that organization to submit your vote. You are also invited to attend the meeting in person. However, since you

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are not the stockholder of record, you may not vote your shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank, or other nominee that holds your shares giving you the right to vote the shares at the meeting.

Quorum

The presence, in person or by proxy, of the holders of a majority of the total number of shares entitled to vote constitutes a quorum for the transaction of business at the meeting.

Required Votes

Assuming that a quorum is present, the nine persons receiving the largest number of “for” votes of our common stock present in person or by proxy at the meeting and entitled to vote (a plurality) will be elected directors. Stockholders do not have the right to cumulate their votes in the election of directors. We have adopted a majority voting policy as part of our Corporate Governance Guidelines. The majority voting policy is applicable solely to uncontested elections, which are those elections in which the number of nominees for election is less than or equal to the number of directors to be elected. Under the majority voting policy, any nominee for director who receives more “withheld” votes than “for” votes in an uncontested election must submit a written offer to resign as director. Any such resignation will be reviewed by the Nominating and Corporate Governance Committee and, within 90 days after the election, the independent members of our Board of Directors will determine whether to accept, reject or take other appropriate action with respect to, the resignation, in furtherance of the best interests of TherapeuticsMD and our stockholders.

Assuming that a quorum is present, the affirmative vote of a majority of shares of common stock outstanding on the record date will be required to approve an amendment to our Amended and Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock, $0.001 par value per share, from 350,000,000 shares to 600,000,000 shares, or the Charter Amendment, and the affirmative vote of a majority of the shares of common stock entitled to vote on the matter and represented either in person or by proxy will be required to approve the TherapeuticsMD, Inc. 2020 Employee Stock Purchase Plan, or the Purchase Plan, and ratify the appointment of Grant Thornton as the independent auditor of our company for the fiscal year ending December 31, 2020. The advisory vote on the compensation of our named executive officers for the fiscal year ended December 31, 2019 (“say-on-pay”) is non-binding, but our Board of Directors and the Compensation Committee of our Board of Directors, or the Compensation Committee, will consider the input of stockholders based on whether a majority of shares entitled to vote on the matter and represented either in person or by proxy vote for the say-on-pay proposal.

Votes cast by proxy or in person at the meeting will be tabulated by the election inspector appointed for the meeting who will determine whether a quorum is present. The election inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a brokerage firm, bank, or similar organization indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted (1) “for” the election of each of the nine nominees for director set forth in this proxy statement, (2) “for” the approval of the compensation of our named executive officers for the fiscal year ended December 31, 2019, (3) “for” the approval of the Charter Amendment, (4) “for” the approval of the Purchase Plan, (5) “for” the ratification of the appointment of Grant Thornton, an independent registered public accounting firm, as the independent auditor of our company for the fiscal year ending December 31, 2020 and (6) as the persons specified in the proxy deem advisable on such other matters as may come before the meeting.

Broker Non-Votes and Abstentions

Brokers, banks, or other nominees that hold shares of common stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion if permitted by the stock exchange or other organization of which they are members. Brokers, banks, and other nominees are permitted to vote the beneficial owner’s proxy in their own discretion as to certain “routine” proposals when they have not received instructions from the beneficial owner, such as the approval of the Charter Amendment and the ratification of the appointment of Grant Thornton as the independent auditor of our company for the fiscal year ending December 31, 2020. If a broker, bank, or other nominee votes such “uninstructed” shares for or against a “routine” proposal, those shares will be counted towards determining whether or not a quorum is present and are considered entitled to vote on the “routine” proposals. However, where a proposal is “non-routine,” a broker, bank, or other nominee is not permitted to exercise its voting discretion on that proposal without specific instructions from the beneficial owner. These non-voted shares are referred to as “broker non-votes” when the nominee has voted on other non-routine matters with authorization or voted on routine matters. These shares will be counted towards determining whether or not a quorum is present, but will not be considered entitled to vote on the “non-routine” proposals.

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Please note that brokers, banks, and other nominees may not use discretionary authority to vote shares on the election of directors, the approval of the compensation of our named executive officers or the approval of the Purchase Plan if they have not received specific instructions from their clients. For your vote to be counted in the above, you now will need to communicate your voting decisions to your broker, bank, or other nominee before the date of the meeting.

As provided in our bylaws, as amended, except as otherwise provided by law, our Amended and Restated Articles of Incorporation, as amended, or the bylaws, as amended, a majority of the shares entitled to vote on the matter and represented either in person or by proxy at the meeting in which a quorum is present shall be act of the stockholders. Therefore, for matters other than (i) the election of our directors, which requires a plurality vote subject to the majority voting policy in our Corporate Governance Guidelines, and (ii) approval of the Charter Amendment, which requires the affirmative vote of a majority of shares of common stock outstanding on the record date, the number of votes cast “for” a proposal must exceed the number of votes cast “against” that proposal. For all matters other than the election of our directors, if a stockholder votes to “abstain”, it will have the same effect as a vote “against” that proposal. Because broker non-votes do not represent votes cast “for” or “against” a proposal, broker non-votes will have no effect on the proposal to elect directors, the say-on-pay proposal, or the Purchase Plan proposal, as each such proposal is determined by reference to the votes actually cast by the shares present or represented by proxy and entitled to vote. Because the Charter Amendment proposal and the proposal to ratify the appointment of Grant Thornton as the independent auditor of our company for the fiscal year ending December 31, 2020 are “routine” proposals, broker non-votes will not occur with respect to these proposals. Therefore, if no vote is specified on the proxy and in the absence of directions to the contrary, the shares will be voted “FOR” the Charter Amendment and “FOR” the proposal to ratify the appointment of Grant Thornton as the independent auditor of our company for the fiscal year ending December 31, 2020.

Revocability of Proxies

Any stockholder giving a proxy may revoke the proxy at any time before its use by furnishing to us either a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Election Inspector

Votes cast by proxy or in person at the meeting will be tabulated by the election inspector appointed for the meeting, who will determine whether a quorum is present. The election inspector will treat broker non-votes and abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, and as described in the “Broker Non-Votes and Abstentions” section of this proxy statement for purposes of determining the approval of any matter submitted to the stockholders for a vote.

Solicitation

We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of our directors and officers, personally or by telephone or e-mail, without additional compensation.

Annual Report and Other Matters

Our 2019 Annual Report on Form 10-K, which was made available to stockholders with or preceding this proxy statement, contains financial and other information about our company, but, except as indicated therein, is not incorporated into this proxy statement and is not to be considered a part of these proxy materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The information contained in the “Compensation Committee Report” and the “Report of the Audit Committee” shall not be deemed “filed” with the SEC or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

Through our website, www.therapeuticsmd.com, we make available free of charge all of our SEC filings, including our proxy statements, our annual reports on Form 10-K, our quarterly reports on Form 10-Q, and our current reports on Form 8-K, as well as Form 3, Form 4, and Form 5 reports of our directors, officers, and principal stockholders, together with amendments to these reports filed or furnished pursuant to Sections 13(a), 15(d), or 16 of the Exchange Act.

We will provide, without charge, a printed copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 as filed with the SEC to each stockholder that requests a copy in writing. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense incurred by us in furnishing such exhibits. Any such requests should be directed to our company’s secretary at our executive offices set forth in this proxy statement.

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PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

Our amended and restated articles of incorporation and bylaws, each as amended, provide that the number of directors shall be fixed from time to time by resolution of our Board of Directors. Presently, the number of directors is fixed at nine. Our bylaws, as amended, provide that all directors are elected at each annual meeting of our stockholders for a term of one year and hold office until their successors are elected and qualified.

A board of nine directors is to be elected at this meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them “for” each of the nominees named below. All of the nominees currently are directors of our company. In the event that any nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee designated by our current Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

Vote Required

Assuming that a quorum is present, the nine persons receiving the largest number of “for” votes of our common stock present in person or by proxy at the meeting and entitled to vote (a plurality) will be elected directors, subject to the majority voting policy in our Corporate Governance Guidelines.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED BELOW.

The following table sets forth certain information regarding the nominees for directors of our company.

Name	Age	Position
Tommy G. Thompson	78	Chairman of the Board (1)(2)
Robert G. Finizio	49	Chief Executive Officer and Director
Paul M. Bisaro	59	Director(3)
J. Martin Carroll	70	Director (1)(2)
Cooper C. Collins	41	Director (2)(3)
Karen L. Ling	56	Director
Jules A. Musing	72	Director (1)
Gail K. Naughton, Ph.D.	64	Director
Angus C. Russell	64	Director (3)

_________________________________________

(1)	Member of Nominating and Corporate Governance Committee.

(2)	Member of the Compensation Committee.

(3)	Member of the Audit Committee.

Tommy G. Thompson has served as the Chairman of the Board of Directors and a director of our company since May 2012. Mr. Thompson currently serves as the Chief Executive Officer of Thompson Holdings, a consulting firm. As the Governor of Wisconsin from January 1987 to February 2001, Secretary Thompson was perhaps best known for his efforts to revitalize the Wisconsin economy, for his national leadership on welfare reform, and for his work toward expanding health care access across all segments of society. As the former Secretary of the U.S. Department of Health & Human Services, or HHS, from February 2001 to January 2005, Secretary Thompson served as the nation’s leading advocate for the health and welfare of all Americans. Secretary Thompson was a partner in the law firm of Akin Gump Strauss Hauer & Feld LLP, or Akin Gump, from March 2005 to January 2012, when he resigned to run for the United States Senate. Secretary Thompson served as an Independent Chairman of the Deloitte Center for Health Solutions, a health care consulting company, from March 2005 to May 2009. At the Deloitte Center for Health Solutions and at Akin Gump, Secretary Thompson built on his efforts at HHS to work toward developing solutions to the health care challenges facing American families, businesses, communities, states, and the nation as a whole. Secretary Thompson has also served as the President of Logistics Health, Inc., a provider of medical readiness and homeland security solutions, from February 2005 to January 2011. Secretary Thompson has served as a Senior Fellow for the Bipartisan Policy Center, a non-profit organization focused on bipartisan advocacy and policymaking, since July 2013. Secretary Thompson also serves as a member of the board of directors for the following public companies: Centene Corporation [NYSE:

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CNC], United Therapeutics Corporation [NASDAQ: UTHR], Physicians Realty Trust [NYSE: DOC] and Tyme Technologies, Inc. [NASDAQ: TYMI]. Secretary Thompson also served as a member of the boards of directors of C. R. Bard, Inc. [NYSE: BCR] from August 2005 to January 2018 and Cytori Therapeutics, Inc. [NASDAQ: CYTX] from April 2011 to May 2016, and has historically served on the boards of directors of other public companies. We believe Secretary Thompson’s experience in public service and on the boards of directors of numerous public companies, particularly his services and knowledge related to the health care industry as a whole, makes him well suited to serve on our Board of Directors. Secretary Thompson received both his B.S. and J.D. from the University of Wisconsin-Madison.

Robert G. Finizio has served as Chief Executive Officer and a director of our company since October 2011. As co-founder of VitaMedMD, LLC, or VitaMed, our wholly owned subsidiary, Mr. Finizio served as its Chief Executive Officer and a director from April 2008 to October 2011. Mr. Finizio has 19 years of successful early stage company development experience in the health care industry. Mr. Finizio co-founded and served from August 2001 to February 2008 as President of Care Fusion, LLC and then as Chief Executive Officer of CareFusion, Inc., a clinical technology vendor, which was acquired by Cardinal Health, Inc. Mr. Finizio’s early business experience was with Omnicell, Inc. (formerly known as Omnicell Technologies, Inc.), a provider of pharmaceutical supply chain management systems and services, and Endoscopy Specialists, Inc. in the health care IT and surgical space. We believe Mr. Finizio’s intimate knowledge and experience with all aspects of the business, operations, opportunities, and challenges of our company and experience with early stage company development in the health care industry provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors. Mr. Finizio earned a B.A. from the University of Miami.

Paul M. Bisaro has served as a director of our company since March 2020. He is an accomplished global business leader with more than 25 years of generic and branded pharmaceutical experience. From May 2018 until August 2019, Mr. Bisaro served as the Executive Chairman of Amneal Pharmaceuticals, Inc. [NYSE: AMRX]. Prior to that appointment, from May 2017 to May 2018, Mr. Bisaro was President and Chief Executive Officer, and member of the Board of Directors, of the Impax Laboratories, Inc. [NASDAQ: IPXL], until its acquisition by Amneal Pharmaceuticals. Prior to joining Impax Laboratories, Mr. Bisaro served as Executive Chairman of Allergan, plc [NYSE: AGN] from July 2014 to November 2016, and as President and CEO of Actavis, plc (and its predecessor firm Watson Pharmaceuticals Inc.) from September 2007 to July 2014. Mr. Bisaro served on the Board of Directors of Allergan (and its predecessor firms) from September 2007 until August 2018. Previously, he served as President, Chief Operating Officer, and a member of the Board of Directors of Barr Pharmaceuticals, Inc., from 1999 to 2007. Between 1992 and 1999, Mr. Bisaro served as General Counsel of Barr, and from 1997 to 1999, served in various additional executive leadership capacities. Prior to joining Barr, he was associated with the law firm Winston & Strawn and a predecessor firm, Bishop, Cook, Purcell and Reynolds, from 1989 to 1992. He also served as a Senior Consultant with Arthur Andersen & Co. Throughout his career, Mr. Bisaro has also been named to various boards of public companies, trade associations, and educational institutions. Since 2015 he has served as a member of the Board of Directors of Zoetis, Inc. [NYSE: ZTS], a producer of medicine and vaccinations for pets and livestock. From December 2013 to May 2017, he served on the Board of Directors of Zimmer Biomet Holdings, Inc. [NYSE: ZBH], a musculoskeletal healthcare company. Mr. Bisaro has also been a member of the Board of Visitors of the Catholic University of America’s Columbus School of Law since 2014. We believe Mr. Bisaro’s business, management and leadership experience, his understanding of the pharmaceutical industry, and his public company board experience make him a valuable member of our Board of Directors. Mr. Bisaro holds an undergraduate degree in General Studies from the University of Michigan and a Juris Doctor from The Catholic University of America in Washington, D.C.

J. Martin Carroll has served as a director of our company since March 2015. Mr. Carroll previously served as President and Chief Executive Officer of Boehringer Ingelheim Corp. (U.S.) from 2003 until 2011. He also served as global head of strategy and development for Boehringer Ingelheim (Germany) from 2009 through 2012 and served as Chairman of the Board for a number of

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Boehringer Ingelheim companies. Previously, Mr. Carroll held positions of increasing responsibility with Merck & Co. Inc. from 1976 to 2001, including manufacturing, international (Japan) and marketing and sales. He left Merck serving as its Executive Vice President for Customer Marketing and Sales of the U.S. Human Health Division. From 1972 to 1976, Mr. Carroll served in the United States Air Force. Mr. Carroll has previously served on the board of directors for a number of organizations, including Accredo Health Group Inc., Vivus Inc. [NASDAQ: VVUS], Durata Therapeutics Inc. [NASDAQ: DRTX], and Gwynedd Mercy College, as well as PhRMA. He currently serves as a director of Mallinckrodt PLC [NYSE: MNK] and Catalent, Inc. [NYSE: CTLT] and previously served as a director of Inotek Pharmaceuticals Corporation [NASDAQ: ITEK] from 2016 until its merger with Rocket Pharmaceuticals, Ltd. in 2018. We believe Mr. Carroll’s extensive experience as a pharmaceutical industry executive and his experience as a director of other publicly traded pharmaceutical companies provides the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors. Mr. Carroll received a B.A. in accounting and economics from the College of Holy Cross and a M.B.A. from Babson College.

Cooper C. Collins has served as a director of our company since February 2012. Mr. Collins has served as Chief Executive Officer of Fortis BioPharma LLC since June 2015. Mr. Collins served as Chief Strategy Officer of Pernix Therapeutics Holdings, Inc. [NASDAQ: PTX], or Pernix, from May 2013 until April 2014, as its President and Chief Executive Officer from March 2010 until May 2013, and as a director from March 2010 until February 2014. Mr. Collins joined Pernix Therapeutics, Inc., a predecessor of Pernix, in 2002, where he was appointed as a director in January 2007, its President in December 2007 and its Chief Executive Officer in June 2008, serving in those three capacities until March 2010. From December 2005 to December 2007, Mr. Collins served as Vice President of Business and Product Development of Pernix Therapeutics, Inc. and as its Territory Manager from December 2003 to December 2005. Mr. Collins was employed for three years by the National Football League franchise, the New Orleans Saints, in its media relations department. We believe Mr. Collins’ specialty pharmaceutical company knowledge and executive experience provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors. While on a football scholarship, Mr. Collins received a B.A. from Nicholls State University, where he later received an M.B.A.

Karen L. Ling has served as a director of our company since April 2020. Ms. Ling has served as Executive Vice President and Chief Human Resources Officer at American International Group, Inc. [NYSE: AIG] since July 2019. From March 2015 until July 2019, she served as Executive Vice President and Chief Human Resources Officer at Allergan plc [NYSE: AGN], a global pharmaceutical company. From July 2014 until March 2015, Ms. Ling served as Senior Vice President, Human Resources and Chief Human Resources Officer at Actavis plc, a global pharmaceutical company, prior to its acquisition of Allergan and name change to Allergan. From January 2014 until July 2014, Ms. Ling was Senior Vice President and Chief Human Resources Officer at Forest Laboratories, a company which was focused on licensing European pharmaceuticals for sale in the United States, prior to its acquisition by Actavis. Prior to this, from 2011 until January 2014, Ms. Ling was Senior Vice President, Human Resources of the Global Human Health and Consumer Care businesses worldwide for Merck & Co., Inc. [NYSE: MRK]. She also served as Vice President, Global Compensation and Benefits, at Merck from November 2009 until 2011. From May 2008 until November 2009, she served as Group Vice President, Global Compensation & Benefits at Schering-Plough prior to its acquisition by Merck. Prior to joining Schering-Plough, Ms. Ling held various positions at Wyeth, LLC. Ms. Ling is a member of the board of directors of the JED Foundation and ExpandED Schools, both of which are non-profit organizations. We believe Ms. Ling’s specialty pharmaceutical company knowledge and executive experience provide the requisite qualifications, skills, perspectives, and experience that make her well qualified to serve on our Board of Directors. Ms. Ling received a B.A. in Economics from Yale University and a J.D. from Boston University, and is admitted to practice law in New York and Massachusetts.

Jules A. Musing has served as a director of our company since May 2013. In the course of Mr. Musing’s 37-year career in the pharmaceutical and biotechnology industry, specifically at Johnson & Johnson and its affiliates, he has been responsible for the worldwide licensing and acquisition of pharmaceutical and biotechnology products and technologies and the establishment of strategic alliances. This included the establishment of new scientific, technology and product collaborations in various therapeutic areas, the negotiation of licensing and alliance agreements with biotechnology and pharmaceutical companies worldwide, and the partnering, spin-out and out-licensing of company pharmaceutical and biotechnology assets. Prior to moving into those roles, Mr. Musing was Vice President Marketing International for the Janssen Pharmaceutical Group of Companies Worldwide from March 1982 to December 1984; President of Pitman-Moore, Inc., a U.S.-based Johnson & Johnson company from January 1985 to June 1987; Managing Director of Janssen Pharmaceutical in Portugal from July 1987 to March 1990; President of Serono, Inc. in the United States and Executive Vice President with responsibilities for North and South America from April 1990 to January 1993; Member of the board of directors of Ortho Biotech, Inc. from January 1993 to October 1999; and Managing Director of Ortho Biotech in France (a Johnson & Johnson affiliate) from October 1999 to January 2003. From January 2003 until his retirement in September 2010, Mr. Musing served as Vice President, Licensing and Acquisitions for the Pharmaceutical Group at Johnson & Johnson, where he was responsible for the worldwide licensing and acquisition of pharmaceutical and biotechnology products in all therapeutic areas. He has served as a director of Delphi Digital, Inc. since March 2012 and Chairman of the Scientific Board of Advisors for Noble Capital Financial Markets since February 2012. We believe Mr. Musing’s extensive experience in the pharmaceutical and biotechnology industry, including the establishment of numerous strategic and global partnerships and various new product collaborations provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors. Mr. Musing received his Master’s Degree

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in Biological Sciences from the University of Brussels (Belgium) and his Graduate Degree in Economics and Financial Sciences from the University of Antwerp (Belgium).

Gail K. Naughton, Ph.D. has served as a director of our company since March 2020. Dr. Naughton has served as the Chief Scientific Officer and Chief Business Development Officer of Histogen, a company she founded which is focused on the development of novel solutions based on the products of cells grown under simulated embryonic conditions, since April 2017. Dr. Naughton served as the Chairman and Chief Executive Officer of Histogen from June 2007 until April 2017. Prior to Histogen, Dr. Naughton was the Vice Chairman of Advanced Tissue Sciences, Inc., a human-based tissue engineering company, from March 2002 to October 2002, President from August 2000 to March 2002, President and Chief Operating Officer from 1995 to 2000 and Executive Vice President, Chief Operating Officer from 1991 to 1995. Dr. Naughton also served as Dean of the College of Business Administration at San Diego State University from August 2002 to June 2011. She has spent over 30 years extensively researching the tissue engineering process, holds over 105 U.S. and foreign patents, and has founded two regenerative medicine companies. Dr. Naughton has brought several tissue engineered products to market including a product for severe burns (TransCyte), a dermal replacement for diabetic ulcers (Dermagraft), an aesthetic dermal filler (Cosmederm/Cosmeplast), and SkinMedica’s TNS product for skin care. Dr. Naughton has been extensively published and a frequent speaker in the field of tissue engineering. In 2000, Dr. Naughton received the 27th Annual National Inventor of the Year award by the Intellectual Property Owners Association in honor of her pioneering work in the field of tissue engineering. Dr. Naughton has been a member of several public company boards of directors since 1988, including Cytori Therapeutics, Inc. [NASDAQ: CYTX] from July 2014 until January 2018 and C.R. Bard, Inc. [NYSE: BCR] from 2004 until December 2017. We believe Dr. Naughton’s extensive executive experience, her in-depth knowledge of the healthcare industry and regenerative medicine technology, her experience developing FDA-approved products, and her service on other public company boards and committees, provide the requisite qualifications, skills, perspectives, and experience that make her well qualified to serve on our Board of Directors. Dr. Naughton received her B.S. in Biology from St. Francis College, her M.S. in Histology and her Ph.D. in Hematology from the New York University Medical Center and her E.M.B.A. from UCLA.

Angus C. Russell has served as a director of our company since March 2015. Mr. Russell previously served as Chief Executive Officer of Shire PLC from June 2008 until April 2013. Mr. Russell served as the Chief Financial Officer of Shire from 1999 to 2008 and also served as Executive Vice President of global finance. Prior to joining Shire, Mr. Russell served at ICI, Zeneca and AstraZeneca PLC for 19 years, most recently in the role of Vice President, Corporate Finance at AstraZeneca. Mr. Russell also serves as a director of Mallinckrodt PLC [NYSE: MNK], having served as the chairman of the board of Mallinckrodt since May 2018, Lineage Cell Therapeutics, Inc. [NYSE: LCTX] and Revance Therapeutics Inc. [NASDAQ: RVNC], where he serves as the chairman of the board. Mr. Russell previously served as a director of Shire PLC [NASDAQ: SHPG], Questcor Pharmaceuticals Inc. [NASDAQ: QCOR] and InterMune Inc. [NASDAQ: ITMN]. We believe Mr. Russell’s extensive experience as a pharmaceutical industry executive and his experience as a director of other publicly traded pharmaceutical companies provides the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors. Mr. Russell holds an honorary Doctor of Business Administration from Coventry University, U.K.

Executive Officers

The following table sets forth certain information regarding our current executive officers:

Name	Age	Position
Robert G. Finizio	49	Chief Executive Officer and Director
John C.K. Milligan, IV	57	President and Secretary
Daniel A. Cartwright	62	Chief Financial Officer and Treasurer
Mitchell L. Krassan	54	Chief Strategy & Performance Officer
Michael Donegan	52	Vice President – Finance

Listed below are biographical descriptions of our executive officers. For Mr. Finizio’s information, see the description under “Election of Directors” above.

John C.K. Milligan, IV has served as President and Secretary of our company since October 2011 and served as a director of our company from October 2011 to March 2020. From December 2008 to October 2011, Mr. Milligan served as President and director of VitaMed. Prior to VitaMed, Mr. Milligan co-founded CareFusion, LLC, serving as President and General Manager from August 2001 to February 2008, and then as President and Chief Operating Officer of CareFusion, Inc. From 1997 to 2001, Mr. Milligan was Vice President, Sales and Operations for Omnicell, Inc. Prior to Omnicell, Mr. Milligan also held executive management positions at Serving Software Inc. and HBO & Co., a health care information systems company, both of which were subsequently acquired by McKesson Corporation. Mr. Milligan is a graduate of the U.S. Naval Academy.

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Daniel A. Cartwright has served as Chief Financial Officer and Treasurer of our company since October 2011 and served as Vice President of Finance from October 2011 to April 2013. From July 2011 to October 2011, Mr. Cartwright served as Chief Financial Officer of VitaMed. From May 1996 to July 2011, Mr. Cartwright served as Chief Financial Officer and Executive Vice President of Circle F Ventures, LLC, an Arizona venture capital firm that made investments in more than 50 companies. During the same period, Mr. Cartwright served as Chief Financial Officer and Treasurer of Fleming Securities, formerly a registered broker dealer involved with raising capital for public and private companies. From 1993 to 1996, Mr. Cartwright served as Chief Financial Officer of American Wireless Systems, Inc., a provider of entertainment video services. Mr. Cartwright currently serves as a member of the board of directors of Primetrica, Inc., a private information research company for the telecommunications industry, and formerly served on the board of directors of Antenna Technologies Company, Inc. and WEB Corp. Mr. Cartwright earned his B.S. in Accounting from Arizona State University.

Mitchell L. Krassan has served as Chief Strategy & Performance Officer of our company since October 2011. From April 2010 to October 2011, Mr. Krassan served as Chief Strategy and Performance Officer of VitaMed. From September 2010 to June 2011, Mr. Krassan serves as our Chief Financial Officer. Mr. Krassan was a partner with EquiMark Limited, a private investment partnership, from 1997 to 2010. From November 1994 to July 1997, Mr. Krassan served as Chief Financial Officer and Chief Operating Officer of The Reich Group/Telespectrum Worldwide, a fully integrated direct marketing firm that provided clients expertise in market research and analysis, strategic planning, marketing, creative, and production services, telemarketing and database development. Mr. Krassan earned a B.S. in Accounting from the University of Maryland, received his certification as a CPA in the state of Maryland, and earned his M.B.A. in Management from New York University.

Michael Donegan has served as Vice President – Finance of our company since April 2013. Mr. Donegan has a 29-year background in accounting and finance. From August 2012 to April 2013, Mr. Donegan served as an independent consultant exclusively for our company, where he conceptualized, designed and executed our Sarbanes-Oxley 404 compliance program. From August 2007 to August 2012, Mr. Donegan served as an independent consultant designing and implementing Sarbanes-Oxley 404 compliance programs for various non-accelerated filers and executed on pre-designed Sarbanes-Oxley 404 compliance programs for certain large accelerated filers. From January 2005 to August 2007, Mr. Donegan served as an independent consultant exclusively for Tyco International, where he enhanced and executed the Sarbanes-Oxley 404 compliance model with their corporate headquarters group. From November 2001 to December 2004, Mr. Donegan was Manager of Financial Systems at Tyco International at its global headquarters. From 1994 to 2001, Mr. Donegan held various positions in the global consolidation/SEC reporting group at Sensormatic Electronics Corporation culminating with the acquisition of Sensormatic Electronics Corporation by Tyco International in the fall of 2001 when he was the Manager of Financial Systems. Mr. Donegan began his career at Ernst & Young, LLP where he worked in both the audit and tax departments. Mr. Donegan earned his B.S. in Accounting and his Master of Accounting from the University of Florida.

Non-Executive Officers

The following table sets forth certain information regarding our current significant employees who are not executive officers:

Name	Age	Position
Brian Bernick, M.D.	51	Co-Founder
Dawn Halkuff	49	Chief Commercial Officer
John Knighton	42	Chief Compliance Officer
Adam Miller	38	Chief Information Officer
Dr. Sebastian Mirkin	48	Chief Medical Officer
Marlan Walker	45	General Counsel
Bharat Warrier	42	Chief Manufacturing Officer

Listed below are biographical descriptions of such non-executive officers.

Dr. Brian Bernick has served as co-founder of our company since October 2011 and co-founder and director of vitaMedMD, from April 2008 to October 2011. Dr. Bernick served as a director of our company from October 2011 until March 2020. Dr. Bernick previously served as our Chief Clinical Officer from November 2013 to May 2018 and as our Chief Medical Officer from February 2012 until November 2013. Dr. Bernick is a board-certified obstetrician/gynecologist with over 25 years of clinical medical experience. Dr. Bernick was the Department Chair of Obstetrics and Gynecology at Boca Raton Regional Hospital and served on that hospital’s Medical Executive Board as well as the Board of Directors of the Palm Beach Medical Society and VitalMD Group Holding, LLC, one of the largest physician-owned and physician-managed medical groups in Florida. Dr. Bernick has served on the American College of

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Obstetricians and Gynecologists’ (ACOG) national committee on Professional Liability. Dr. Bernick is the recipient of several national and regional awards, including recognition by his peers as one of the top doctor’s in his specialty by Castle Connolly as well as the recipient of the American Medical Association Foundation’s Leadership Award. Dr. Bernick has over 100 peer-reviewed publications and presentations of original research at medical conferences. Dr. Bernick is responsible for numerous U.S. and foreign patents focusing on drug therapies and analysis. Dr. Bernick is an affiliate associate professor of obstetrics and gynecology at Florida Atlantic University College of Medicine. Dr. Bernick holds a B.A. in Economics from Northwestern University, received his Doctorate in Medicine from the Chicago Medical School, and completed his residency at the University of Pennsylvania.

Dawn Halkuff has served as the Chief Commercial Officer of our company since October 2016. Prior to that, Ms. Halkuff held numerous senior level positions over 20 years of commercial and marketing experience. Ms. Halkuff was previously at Pfizer, Inc. [NYSE: PFE], where she held various leadership roles in women’s health from 2010 to 2016. Most recently, Ms. Halkuff was Senior Vice President of the Pfizer Consumer Healthcare Wellness Organization and a member of the Consumer Global Leadership Team. Prior to that, Ms. Halkuff was the commercial lead for sales and marketing of the Pfizer Women’s Health Division, focusing on the company’s reinvestment in hormone therapy treatment, including Premarin Vaginal Cream® and oral hot flash treatments. From 2005 to 2010, Ms. Halkuff was Head of Global Innovation at Weight Watchers International [NYSE: WTW], where she created new weight-loss products, services, and solutions for women worldwide. Ms. Halkuff currently serves as a member of the board of directors of Society of Women’s Health Research and Xeris Pharmaceuticals, Inc. [NASDAQ: XERS]. Ms. Halkuff holds a B.A. in Psychology from University of Connecticut and an M.B.A. from Pennsylvania State University.

John Knighton joined TherapeuticsMD as Chief Compliance Officer in March 2018. Mr. Knighton directly reports to the General Counsel and also reports in specific instances to the Chief Executive Officer and the Chair of the Audit Committee of our Board of Directors. Mr. Knighton previously served as Head of Global Compliance at Orexigen Therapeutics from 2016 to 2018 and as Chief Compliance Officer at MicroPort Orthopedics from 2014 to 2016. From 2010 to 2013, Mr. Knighton served in senior compliance roles of increasing responsibility at Wright Medical Technology, holding the titles of Director of Compliance; Sr. Director of Compliance Operations and Interim Chief Compliance Officer. From 2007 to 2010, Mr. Knighton served as Director at King Pharmaceuticals (2007-2010). Earlier in his career, Mr. Knighton served in Life Science Legal and Compliance positions at Solvay Pharmaceuticals and as a Consultant on the Life Science Compliance team at Ernst and Young, LLP. Mr. Knighton has designed and implemented multiple compliance programs in complex situations and has also conducted a number of business development diligence, audit and investigation projects related to complex matters facing global life science companies. Mr. Knighton received his BS in Accountancy from Villanova University and his Doctor of Law from Emory University School of Law. He is a member of the State Bar of Georgia.

Adam Miller has served as our Chief Information Officer since March 2018. Mr. Miller has more than 16 years of experience in the information technology field, including more than 13 years specifically in healthcare IT. Prior to becoming CIO, Mr. Miller served as Vice President of Information Technology at TherapeuticsMD and has led our information technology department since May 2011. Mr. Miller has been responsible for all aspects of IT including governance and planning, IT solutions management and development, infrastructure, security, and operations. Before joining TherapeuticsMD, Mr. Miller was a consultant for Quilogy, a healthcare-focused Microsoft Gold Partner consulting firm. While at Quilogy, Mr. Miller spent time on projects for Kindred Healthcare, the University of Kentucky, and Microsoft filling various roles in project management, development, business analysis, administration, and training. Mr. Miller has also held various IT-related roles with Healthcare Recoveries, Louisville Gas & Electric, and Brown-Forman. Mr. Miller holds a B.S.B.A. in Computer Information Systems with a Concentration in Information Security from the University of Louisville’s College of Business. He is also an active member in the South Florida information technology community.

Dr. Sebastian Mirkin has served as the Chief Medical Officer of our company since November 2013. Dr. Mirkin has more than 20 years of experience and leadership in clinical development and medical affairs in women’s health in global pharmaceutical companies. From October 2009 to November 2013, Dr. Sebastian was Clinical Lead and Global Clinical Lead of Women’s Health, Clinical Research at Pfizer. From October 2005 to October 2009, he was Director and Senior Director, Clinical Research, Women’s Health at Wyeth, and from October 2004 to October 2005 he was Global Lead Medical Services, Women’s Health at Organon. Dr. Mirkin oversaw the development and successful marketing authorization of several novel medicines in the United States, Europe, and Japan. Dr. Mirkin holds a Doctor in Medicine degree from National University, Argentina. Trained in Obstetrics/Gynecology, Dr. Mirkin completed his fellowship in Reproductive Medicine at The Jones Institute of Reproductive Medicine in Norfolk, Virginia.

Marlan Walker has served as our General Counsel since March 2016. Mr. Walker previously also served as Chief Development Officer from April 2018 to December 2019 and as our Corporate and Intellectual Property Counsel from June 2013 until he became our General Counsel. Mr. Walker’s experience is focused in management of legal issues and risk in the life science industries across a variety of disciplines. His legal practice prior to his time at TherapeuticsMD included long-term portfolio strategy and management, patent preparation and prosecution, contract negotiation and drafting, life-cycle management, and Hatch-Waxman. After law school, he took a position at Greenberg Traurig, LLP in August 2005. In March of 2009, he moved to Luce Forward Hamilton & Scripps. Mr. Walker accepted an in-house position as Intellectual Property Counsel for Medicis Pharmaceutical Corp. in June 2011, which was acquired by Valeant Pharmaceutical International, Inc. in December 2012. In February 2013, Mr. Walker accepted a position at

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Kilpatrick Townsend & Stockton, but chose to move in-house again in June 2013, when he accepted a position at our company. Mr. Walker graduated from Arizona State University’s Sandra Day O’Conner College of Law with his J.D. in 2004, and an LL.M. in Intellectual Property Law at The George Washington University Law School in 2005. He holds a Master’s Degree in Molecular Biology and a B.S. degree, both earned from Brigham Young University.

Bharat Warrier has served as our Chief Manufacturing Officer since December 2018. Mr. Warrier previously served as our Vice President of Manufacturing and Product Development from January 2017 to December 2018, our Senior Director of Manufacturing and Product Development from January 2016 to January 2017 and our Director of Technical Operations from December 2014 to January 2016. He has been the functional lead on several FDA submissions while also spearheading the scale-up and commercial manufacturing of products--both in-house and at contract manufacturing facilities. Prior to joining TherapeuticsMD, Mr. Warrier held positions at Valeant Pharmaceuticals, Medicis Pharmaceuticals, Novartis Consumer Health, and Morton Grove Pharmaceuticals. He has more than 15 years of pharmaceutical experience in the areas of manufacturing, technical services, formulation, and process development. Mr. Warrier earned a Bachelor of Pharmacy degree from Sri Ramachandra University, India, an M.S. degree in Pharmaceutical Sciences from the University of Missouri - Kansas City, and a Master’s Certificate in Regulatory Affairs and Quality Assurance from Purdue University.

CORPORATE GOVERNANCE

Director Independence

Since October 9, 2017, our common stock has been listed on the Nasdaq Global Select Market of the Nasdaq Stock Market LLC, or Nasdaq, under the symbol “TXMD.” From April 23, 2013 to October 6, 2017, our common stock was listed on the NYSE American under the symbol “TXMD.” Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors.

Our Board of Directors has affirmatively determined, after considering all the relevant facts and circumstances, that each of Dr. Naughton, Ms. Ling and Messrs. Thompson, Bisaro, Carroll, Collins, Musing and Russell, is an independent director, that Mr. Nicholas Segal was an independent director prior to his resignation in March 2020, and that Jane F. Barlow, M.D., M.B.A, M.P.H. and Robert V. LaPenta, Jr. were independent directors prior to their resignations in April 2020, as “independence” is defined under the applicable rules and regulations of the SEC and the listing standards of Nasdaq, and does not have a relationship with us (either directly or as a partner, stockholder, or officer of an organization that has a relationship with us) that would interfere with their exercise of independent judgment in carrying out their responsibilities as directors. Accordingly, a majority of our directors are independent, as required under the applicable Nasdaq rules. Mr. Finizio, our Chief Executive Officer, is not considered an independent director because of his executive position with our company. Likewise, Messrs. Milligan and Bernick were not considered independent directors prior to their resignations in March 2020 because of their executive position and other employment relationship, respectively, with our company. There are no family relationships among any of our directors or officers.

Committee Charters, Corporate Governance, and Code of Ethics

Our Board of Directors has adopted charters for the Audit, Compensation, and Nominating and Corporate Governance Committees describing the authority and responsibilities delegated to each committee by our Board of Directors. Our Board of Directors has also adopted Corporate Governance Guidelines, a Code of Conduct and Ethics, and a Code of Ethics for the Chief Executive Officer and senior financial officers of our company, including our Chief Financial Officer and principal accounting officer. We post on our website, at www.therapeuticsmd.com, the charters of our Audit, Compensation, and Nominating and Corporate Governance Committees; our Corporate Governance Guidelines, Code of Conduct and Ethics, and Code of Ethics for the Chief Executive Officer and senior financial officers, and any amendments or waivers thereto; and any other corporate governance materials contemplated by the SEC or Nasdaq. These documents are also available in print to any stockholder requesting a copy in writing from our corporate secretary at our executive offices set forth in this proxy statement.

Executive Sessions

We regularly schedule executive sessions in which non-employee directors will meet without the presence or participation of management, with at least one of such sessions including only independent directors. Mr. Thompson, as the Chairman of our Board of Directors, chairs the executive sessions.

Board Committees

Our Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, each consisting entirely of independent directors.

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Audit Committee

The purpose of the Audit Committee is to oversee our financial and reporting processes and the audits of our financial statements and to provide assistance to our Board of Directors with respect to its oversight of the integrity of our financial statements, our company’s compliance with legal and regulatory matters, the independent registered public accountant’s qualifications and independence, and the performance of our independent registered public accountant. The primary responsibilities of the Audit Committee are set forth in its charter and include various matters with respect to the oversight of our accounting and financial reporting process and audits of our financial statements on behalf of our Board of Directors. The Audit Committee also selects the independent registered public accountant to conduct the annual audit of our financial statements; reviews the proposed scope of such audit; reviews accounting and financial controls with the independent registered public accountant and our financial accounting staff; and reviews and approves any transactions between us and our directors, officers, and their affiliates.

The Audit Committee currently consists of Messrs. Bisaro, Collins and Russell, each an independent director of our company under the listing standards of Nasdaq as well as under applicable rules and regulations of the SEC. Mr. LaPenta, Jr. served as the Chairman of the Audit Committee in 2019 prior to his resignation from our Board of Directors in April 2020 and was an independent director of our company under the listing standards of Nasdaq as well as under applicable rules and regulations of the SEC. Mr. Russell has served as Chairman of the Audit Committee since April 2020. Our Board of Directors has determined that Messrs. Bisaro and Russell (each of whose background is detailed above) each qualify as an “audit committee financial expert”, and that Mr. LaPenta, Jr. qualified as an “audit committee financial expert”, in accordance with applicable rules and regulations of the SEC.

Compensation Committee

The purpose of the Compensation Committee includes, among other things, determining, or recommending to our Board of Directors for determination, the compensation of our Chief Executive Officer, other executive officers and directors, discharging the responsibilities of our Board of Directors relating to our compensation programs and producing an annual compensation committee report on executive compensation for inclusion in this proxy statement. Pursuant to its charter, the Compensation Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Compensation Committee. The Compensation Committee currently consists of Messrs. Collins, Thompson, and Carroll, with Mr. Collins serving as Chairman, each an independent director of our company under the listing standards of Nasdaq as well as under applicable rules and regulations of the SEC. Dr. Barlow served as a member of the Compensation Committee in 2019 until her resignation from our Board of Directors in April 2020, and was an independent director of our company under the listing standards of Nasdaq as well as under applicable rules and regulations of the SEC.

Nominating and Corporate Governance Committee

The purpose of the Nominating and Corporate Governance Committee includes the selection or recommendation to our Board of Directors of nominees to stand for election as directors at each election of directors, the oversight of the selection and composition of committees of our Board of Directors, the oversight of the evaluations of our Board of Directors and management, and the development and recommendation to our Board of Directors of a set of Corporate Governance Guidelines applicable to us.

Our Nominating and Corporate Governance Committee will consider persons recommended by stockholders for inclusion as nominees for election to our Board of Directors if the information required by the rules adopted by the SEC is submitted in writing in a timely manner addressed and delivered to our corporate secretary at the address of our executive offices set forth in this proxy statement. Our bylaws, as amended, require that, subject to certain exceptions, a stockholder provide information regarding a director nomination to us no earlier than the 120th day and no later than the 90th day prior to the first anniversary of the preceding year’s annual meeting of stockholders and update and supplement such information.

The Nominating and Corporate Governance Committee identifies and evaluates nominees for our Board of Directors, including nominees recommended by stockholders, based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the nominee would fill a present need on our Board of Directors.

All nominees for election to our Board of Directors at our Annual Meeting of Stockholders are current directors of our company.

The members of the Nominating and Corporate Governance Committee are Messrs. Thompson, Musing and Carroll, each an independent director of our company under the listing standards of Nasdaq as well as under applicable rules and regulations of the SEC. Mr. Thompson serves as Chairman. Mr. LaPenta, Jr. served as a member of the Nominating and Corporate Governance Committee in 2019 until his resignation from our Board of Directors in April 2020, and was an independent director of our company under the listing standards of Nasdaq as well as under applicable rules and regulations of the SEC.

Board’s Role in Risk Oversight

Risk is inherent in every business. As is the case in virtually all businesses, we face a number of risks, including operational, economic, financial, legal, regulatory, and competitive risks. Our management is responsible for the day-to-day management of the risks we face. Our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management.

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Our Board of Directors’ involvement in our business strategy and strategic plans plays a key role in its oversight of risk management, its assessment of management’s risk appetite, and its determination of the appropriate level of enterprise risk. Our Board of Directors receives updates at least quarterly from senior management and periodically from outside advisors regarding the various risks we face, including operational, economic, financial, legal, regulatory, and competitive risks. Our Board of Directors also reviews the various risks we identify in our filings with the SEC as well as risks relating to various specific developments, such as debt and equity issuances and product introductions.

The committees of our Board of Directors assist our Board of Directors in fulfilling its oversight role in certain areas of risks. Pursuant to its charter, the Audit Committee oversees the financial and reporting processes of our company and the audit of the financial statements of our company and provides assistance to our Board of Directors with respect to the oversight and integrity of the financial statements of our company, our company’s compliance with legal and regulatory matters, the independent auditor’s qualification and independence, and the performance of our independent auditor. The Audit Committee also receives reports from our Chief Compliance Officer regarding our compliance program and our Chief Information Officer regarding our cybersecurity and information technology programs. The Compensation Committee considers the risks that our compensation policies and practices may have in attracting, retaining, and motivating valued employees and endeavors to assure that it is not reasonably likely that our compensation plans and policies would have a material adverse effect on our company. Our Nominating and Corporate Governance Committee oversees governance-related risks, such as director independence, conflicts of interests, and management succession planning. In addition, our Chief Compliance Officer reports in specific instances to the Chair of the Audit Committee. This division of responsibilities is the most effective approach for addressing the risks facing the company, and the company’s Board leadership structure supports this approach.

Board Diversity

We seek diversity in experience, viewpoint, education, skill, and other individual qualities and attributes to be represented on our Board of Directors. We believe directors should have various qualifications, including individual character and integrity; business experience and leadership ability; strategic planning skills, ability, and experience; requisite knowledge of our industry and finance, accounting, and legal matters; communications and interpersonal skills; and the ability and willingness to devote time to our company. We also believe the skill sets, backgrounds, and qualifications of our directors, taken as a whole, should provide a significant mix of diversity in personal and professional experience, background, viewpoints, perspectives, knowledge, and abilities. Nominees are not to be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability, or any other basis prohibited by law. The assessment of directors is made in the context of the perceived needs of our Board of Directors from time to time.

All of our directors have held high-level positions in business or professional service firms and have experience in dealing with complex issues. We believe that all of our directors are individuals of high character and integrity, are able to work well with others, and have committed to devote sufficient time to the business and affairs of our company. In addition to these attributes, the description of each director’s background sets forth above indicates the specific experience, qualifications, and skills necessary to conclude that each individual should continue to serve as a director of our company.

Board Leadership Structure

We believe that effective board leadership structure depends on the experience, skills, and personal interaction among persons in leadership roles as well as the needs of our company at any point in time. We currently maintain separate roles between the Chief Executive Officer and Chairman of the Board of Directors in recognition of the differences between the two responsibilities. Our Chief Executive Officer is responsible for setting our strategic direction and day-to-day leadership and performance of our company. The Chairman of the Board of Directors provides input to the Chief Executive Officer, sets the agenda for board meetings, and presides over meetings of the full Board of Directors as well as executive sessions of our Board of Directors. Our Board of Directors believes that our current leadership structure provides the most effective leadership model for our company, as it promotes balance between the Board of Directors’ independent authority to oversee our business and the Chief Executive Officer and his management team, which manage the business on a day-to-day basis.

Compensation Committee Interlocks and Insider Participation

During our fiscal year ended December 31, 2019, Dr. Barlow and Messrs. Collins, Thompson, and Carroll served as members of the Compensation Committee.

None of Dr. Barlow or Messrs. Collins, Thompson, or Carroll have been at any time one of our officers or employees or had any relationship with us that requires disclosure under Item 404 of Regulation S-K under the Exchange Act.

During the fiscal year ended December 31, 2019, none of our executive officers served on the compensation committee or board of directors of any entity whose executive officers serve as a member of our Board of Directors or Compensation Committee.

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Compensation Recovery Policy

Currently, we have not implemented a policy regarding retroactive adjustments to any cash or stock-based incentive compensation paid to our executive officers and other employees where the payments were predicated upon the achievement of financial results that were subsequently the subject of a financial restatement. We intend to adopt a general compensation recovery, or clawback, policy covering our annual and long-term incentive award plans and arrangements after the SEC adopts final rules implementing the requirement of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act. Our 2019 Stock Incentive Plan, or the 2019 Plan, provides that awards granted under the 2019 Plan are subject to clawback if we are required to prepare an accounting restatement due to material noncompliance as a result of misconduct with any financial reporting requirement under the federal securities laws and the forfeiture provisions of the Sarbanes-Oxley Act of 2002.

Anti-Hedging and Anti-Pledging Policy

In April 2020, the Board of Directors amended the company’s Code of Conduct and Ethics to include a policy regarding hedging and pledging transactions. Pursuant to the policy, directors, officers, and employees are prohibited from: (1) directly or indirectly engaging in any hedging transactions with respect to any directly or indirectly owned securities of the company, which includes the purchase of any financial instrument (including puts, calls, equity swaps, forward contracts, collars , exchange funds or other derivative securities) on an exchange or in any other market in order to hedge or offset any decrease in the market value of such securities; (2) engaging in short sale transactions or forward sale transactions or any short-term or speculative transactions in the company’s securities or in other transactions in the company’s securities that may lead to inadvertent violations of insider trading laws; and (3) pledging securities of the company as collateral for a loan or otherwise using securities of the company to secure a debt, including through the use of traditional margin accounts with a broker.

Board and Committee Meetings

Our Board of Directors held a total of five meetings during the fiscal year ended December 31, 2019. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of our Board of Directors and (ii) the total number of meetings held by all committees of our Board of Directors on which such director was a member.

During the fiscal year ended December 31, 2019, the Audit Committee held six formal meetings; the Compensation Committee held four meetings; and the Nominating and Corporate Governance Committee held two meetings.

Annual Meeting Attendance

We encourage our directors to attend each annual meeting of stockholders. To that end, we have scheduled a meeting of our Board of Directors on the same day as our annual meeting of stockholders. All of our directors attended the annual meeting of stockholders last year.

Communications with Directors

Stockholders may communicate with our Board of Directors or specific members of our Board of Directors, including our independent directors and the members of our various board committees, by submitting a letter addressed to our Board of Directors of TherapeuticsMD, Inc. at the address set forth in this proxy statement c/o any specified individual director or directors. Any such letters are forwarded to the indicated directors. In addition, at the request of the Board of Directors, communications that do not directly relate to our Board of Directors’ duties and responsibilities as directors will be excluded from distribution. Such excluded items include, among others, “spam,” advertisements, mass mailings, form letters, and email campaigns that involve unduly large numbers of similar communications; solicitations for goods, services, employment or contributions; and surveys. Additionally, communications that appear to be unduly hostile, intimidating, threatening, illegal or similarly inappropriate will also be screened for omission. Any excluded communication will be made available to any director upon his or her request.

COMPENSATION DISCUSSION AND ANALYSIS

Background

Our Board of Directors has appointed a Compensation Committee, consisting of independent members of our Board of Directors, to review and approve corporate goals and objectives relevant to the compensation of our Chief Executive Officer, or CEO, evaluate the performance of our CEO on achieving those goals and objectives, and determine or recommend to our Board of Directors the compensation of our CEO based in this evaluation. The Compensation Committee also recommends to our Board of Directors, or as directed by our Board of Directors, determines and approves, the compensation of our other executive officers. The Compensation Committee makes every effort to ensure our executive compensation program is consistent with our values and is aligned with our business strategy and corporate goals.

For 2019, our named executive officers, or NEOs, were:

●	Robert G. Finizio – Chief Executive Officer

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●	John C.K. Milligan, IV – President and Secretary

●	Daniel A. Cartwright – Chief Financial Officer and Treasurer

●	Mitchell L. Krassan – Chief Strategy & Performance Officer

●	Michael Donegan – Vice President – Finance

Each of the NEOs’ pay outcomes are discussed below in the context of our executive pay philosophy and the achievement of key goals and objectives.

Executive Pay Philosophy

We maintain a pay for performance philosophy driven by a pay mix emphasizing variable and performance-based pay tied to corporate performance results and our stock price. We believe this philosophy supports our company’s business strategy of developing and commercializing innovative new products targeted exclusively for women to the benefit of our company’s current stockholders and future customers.

The three core elements of our executive compensation program each serve a different purpose:

Core Element	Purpose
Salary	We set salaries at a level designed to attract and retain the key executives needed to drive our business forward.
Annual Incentive Compensation	Annual incentive compensation is designed to motivate our executives to achieve our annual drug development and commercialization goals and objectives.
Stock-Based Awards	Stock-based awards, which have historically taken the form of stock options and now take the form of restricted stock, restricted stock units and performance stock units, are designed to align our executive and stockholder interests by providing the opportunity for our executives to earn rewards based on the creation of stockholder value through increases in our share price as driven by the success of our business strategies over time.

We discuss below our performance outcomes and related compensation decisions for 2019.

Executive Summary

2019 Performance

After the U.S. Food and Drug Administration, or FDA, approval in 2018 of our products IMVEXXY®, BIJUVA®, and ANNOVERA® and the expansion of our commercial operations, 2019 marked the first full year in which we transitioned the primary focus of our corporate performance goals and objectives to a balance of growth- and earnings-related financial metrics with strategic milestones. The Compensation Committee established the following major goals and objectives for 2019:

●	Product Net Revenue of $27 million to $33 million (25%);

●	EBITDA of at least $(188 million) (25%);

●	Launch BIJUVA in the second quarter of 2019 (10%);

●	Soft launch ANNOVERA in the second half of 2019 (10%);

●	Out-license international rights for IMVEXXY and BIJUVA by the end of 2019 (10%);

●	Prenatal vitamin sales of at least $8 million (10%); and

●	Improvement of the company’s exclusivity positions (10%).

Based on our company’s achievements in relation to our corporate goals set at the beginning of 2019, our Compensation Committee and our Board of Directors determined that we achieved 100% of our goals and objectives for 2019.

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2019 Pay Decisions

During 2019, we continued to maintain a disciplined executive compensation program, which included the following:

●	No Salary Increases: Maintained NEO salaries at 2018 levels (which were kept constant with 2017 levels).

●	Target Annual Incentives: No changes in annual incentive target levels.

●	Annual Incentive Payout: Paid annual incentives at 100% of target to our NEOs for the achievement of our target 2019 financial metric and strategic-milestone-based objectives.

●	Equity Awards: Made annual equity awards to our NEOs in the form of stock options at levels below market competitive levels, including a nominal stock option grant of one option to our CEO.

The Compensation Committee will continue to monitor our executive compensation program and consider further changes as our business continues to evolve in the future, including the continued focus on more financial metrics in our annual incentive plan as we expand our commercial operations. The Compensation Committee anticipates the annual incentive plan transition will take place over the next several years as we move through a process of fully commercializing each of our approved pharmaceutical products.

Results of Say-on-Pay Vote

Since we conducted our first stockholder advisory vote on the compensation of our NEOs (commonly referred to as a “say-on-pay” vote) in August 2013, we have had overwhelming support from our stockholders, achieving more than 90% support in each of the six annual votes from 2013 through 2019.

Consequently, the Compensation Committee and our Board of Directors has not made significant changes to our executive compensation program, or their decision-making process, in recent years as a result of the stockholder say-on-pay vote. However, as noted, the Compensation Committee has taken steps to refocus our executive compensation incentive programs to be more financially oriented as we complete the transition from a drug development company to a company undertaking the commercialization of its FDA-approved pharmaceutical products.

Role of the Compensation Committee and Chief Executive Officer

The Compensation Committee determines, or recommends to our Board of Directors for determination, the compensation of our CEO and our other executive officers. At least annually, the Compensation Committee evaluates the performance of our CEO and determines, or recommends to our Board of Directors for determination, the compensation for our CEO in the context of the accomplishment of the goals and objectives of our executive compensation program for the year. The Compensation Committee and our Board of Directors, together with our CEO, annually assess the performance of our other NEOs. Based on the determinations of the Compensation Committee and our Board of Directors after receiving recommendations from our CEO, when applicable, the Compensation Committee and our Board of Directors determine the compensation for our other NEOs. The Compensation Committee may also receive input from independent compensation consultants that it may engage from time to time.

At the request of the Compensation Committee, our CEO generally attends a portion of some of our Compensation Committee meetings. This enables the Compensation Committee to review the corporate and individual goals the CEO regards as important to achieve our overall success. The Compensation Committee also requests the CEO to assess the performance against the goals and objectives for our other NEOs. The Compensation Committee makes all decisions regarding individual and corporate goals and objectives. Our CEO does not attend any portion of meetings at which his own compensation is determined.

Compensation Surveys and Compensation Consultants

The Compensation Committee periodically reviews compensation data representative of similar companies to determine appropriate compensation levels the Compensation Committee believes will enable us to attract executives from other companies and to retain and motivate our executives. The Compensation Committee uses peer group information and broader life sciences industry survey data as frames of reference but does not specifically benchmark or target our compensation levels against any desired targeted level of competitiveness.

From time to time, we retain the services of independent compensation consultants to review a wide variety of factors relevant to executive compensation, trends in executive compensation, and the identification of relevant peer companies. When engaged by the Compensation Committee, our compensation consultants report directly to the Compensation Committee and the Compensation Committee makes all determinations regarding the engagement, fees, and services of our compensation consultants.

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During 2019, the Compensation Committee retained PayGovernance LLC, or PayGovernance, to provide executive compensation services to the Compensation Committee, primarily for compensation decisions related to 2019. PayGovernance analyzed and proposed changes to our company’s peer group, provided information with respect to market competitive pay levels for executives and outside directors and assisted the Compensation Committee with the refocus of our executive compensation program discussed above in the Executive Summary.

In accordance with the requirements of applicable SEC rules and the listing standards of Nasdaq, the Compensation Committee has reviewed the independence of PayGovernance and has determined that PayGovernance meets the independence criteria established under such rules and listing standards.

Compensation Elements

Salary

We set salaries at a level sufficient to attract and retain our NEOs in the context of our executives’ opportunity to receive significant incentive compensation if they can achieve pre-determined performance goals and objectives. Salaries for NEOs are established based on an executive’s position, responsibilities, skills, and experience. In determining salaries, we account for individual performance and contributions, future potential, competitive salary levels for comparable positions at other companies, salary levels relative to other positions within our company, and corporate needs. The evaluation of the Compensation Committee and our Board of Directors of the foregoing factors is subjective, and the Compensation Committee and our Board of Directors do not assign a particular weight to any factor.

Annual Incentive Compensation

Annual incentive compensation reflects our pay-for-performance philosophy. We generally adhere to the following process in determining annual incentive compensation:

●	Our Board of Directors approves our annual operating plan, which forms the basis for the corporate performance measures and individual performance goals and objectives for our annual performance-based incentive compensation.

●	The Compensation Committee reviews and sets the framework for the annual performance-based incentive compensation for the year, including:

o	Confirming the plan participants;

o	Establishing a target annual incentive opportunity for each participating NEO; and

o	Reviewing the corporate performance measures and individual performance objectives for the fiscal year.

We may establish objective performance criteria when setting performance goals for the incentive compensation program for a particular year or may use subjective factors, or a combination of these factors. These performance criteria may include a wide range of factors, including:

●	Reaching sales goals for our FDA-approved products;

●	Increasing cash flows, earnings from operations or other financial metrics;

●	Product launches;

●	Licensing agreements; and

●	Pre-natal vitamins sales.

The performance criteria may vary on a year-to-year and executive-by-executive basis depending on the goals then deemed important for our company and the executive officer and may be established for all or a portion of a year or for multiple years. We attempt to set each of our performance goals at a level that can be realistically achieved but is challenging and consistent with achieving the desired corporate goal. In establishing performance goals, the Compensation Committee and our Board of Directors also may take into consideration prevailing as well as expected future economic conditions affecting our company’s business and industry. As noted above, we anticipate the annual incentive plan performance goals and objectives will continue to transition toward sales goals and increasing cash flow and earnings as we continue the process of commercializing our FDA-approved pharmaceutical products.

Stock-Based Awards

We strongly believe in using our common stock to tie executive rewards directly to our long-term success and increases in stockholder value. Grants of stock-based awards to our NEOs enable them to benefit from a significant position in our common stock. We have no ongoing policy for allocating among different types of stock-based awards and maintain the flexibility to grant each type

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of stock-based award. Among other factors, the amount and type of stock-based awards granted to our NEOs account for awards previously granted and the equity held by each individual NEO. While we have the flexibility to grant each type of stock award, we traditionally used stock options during the development stage of our products, but have transitioned to predominantly using a combination of time-based and performance-based restricted stock units beginning with the grants for our 2020 fiscal year.

Stock based compensation typically vests over multiple years to encourage executive retention and emphasize long-term performance and may also include specific performance metrics to be earned. Our Board of Directors typically ratifies Compensation Committee grants of stock-based awards at regularly scheduled Board of Directors meetings after reviewing allocations recommended and approved by the Compensation Committee following advice from the Compensation Committee’s compensation consultants, an analysis of peer companies, specific goals to be achieved, and a wide range of other factors.

Other Benefits

NEOs are eligible to participate in benefit programs available to all full-time employees. These programs include medical insurance, a qualified retirement program allowed under Section 401(k) of the Internal Revenue Code, as amended, or the Code, and life insurance coverage.

Policies for the Pricing and Timing of Stock-Based Grants

Our Board of Directors sets the price of all stock-based awards at the closing price of our stock on the date of grant on Nasdaq. Our Board of Directors typically ratifies Compensation Committee grants of stock-based compensation at regularly scheduled meetings each year.

Employment Agreements

Each of our NEOs is a party to an employment agreement with us, which provides for salaries, annual short-term cash-based incentive compensation, and stock option grants. The employment agreements for each of Messrs. Finizio, Milligan and Cartwright provide for benefits in the event of certain changes in control of our company. These arrangements have no effect on our ongoing compensation arrangements absent a change in control or other executive termination event. See “Executive Compensation — Employment Agreements.”

Fiscal 2019 Compensation

Use of Market Data

In determining the compensation of our NEOs, we consider compensation levels of executives at similar companies and other competitive factors to enable us to attract executives from other companies and retain and motivate our executives. We periodically review compensation levels of a peer group of companies and consider broader life sciences industry pay survey data. We use peer group and other information as a point of reference, but do not benchmark or target our compensation levels to specific competitive positioning against our peer group or other competitive datapoints. In 2018, the Compensation Committee engaged PayGovernance to prepare a study of the executive officer compensation practices of a group of peer companies.

For 2019 pay change considerations, in late 2018 PayGovernance developed a group of 21 similarly situated life science companies with, at that time, a median market capitalization of $1.6 billion and median number of employees of 241. This 2019 peer group was used by the Compensation Committee and our Board of Directors when establishing our 2019 executive compensation program for our NEOs, along with information from the Radford Global Life Sciences Survey. The 2019 Peer Group consisted of the following companies:

●           Acorda Therapeutics, Inc.

●          Aerie Pharmaceuticals, Inc.

●          AMAG Pharmaceuticals, Inc.

●          Amarin Corporation plc

●          Arena Pharmaceuticals, Inc.

●          Array BioPharma, Inc.

●          Blueprint Medicines Corporation

●          Corcept Therapeutics Inc.

●          Deciphera Pharmaceuticals, Inc.

●          Dynavax Technologies Corporation

●          Epizyme, Inc.

●          Halozyme Therapeutics, Inc.

●          ImmunoGen, Inc.

●          Ironwood Pharmaceuticals, Inc.

●          Karyopharm Therapeutics, Inc.

●          Lexicon Pharmaceuticals, Inc.

●          MacroGenics, Inc.

●          Omeros Corporation

●          Spark Therapeutics, Inc.

●          Supernus Pharmaceuticals, Inc.

●          Theravance Biopharma, Inc.

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The 2019 peer group was based on the following criteria:

Industry: Companies competing in the biotech and pharmaceutical industries.

Phase of Development: Mix of commercial and late-stage clinical (product candidates in either phase 2 or phase 3) pre-commercial companies with multiple products

Market Capitalization: Companies with a market capitalization between $650 million and $4.7 billion, with a median market capitalization of $1.6 billion, compared to our then-current market capitalization of $1.5 billion (market capitalization was evaluated as of August 31, 2018).

Number of Employees: Companies with between 131 and 762 employees, with a median number of employees of 241, compared to our then-current 173 employees.

The 2019 peer group development process started by eliminating six companies from the 2018 peer group primarily due to their market capitalization being outside our desired range:

●	Four had market capitalizations below the low end of our range (Achillion Pharmaceuticals, Inc., Agenus, Inc., Assertio Therapeutics (fka Depomed), Inc. and Cytokinetics, Inc.)

●	Two had market capitalizations above the high end of our range (Nektar Therapeutics and Sarepta Therapeutics, Inc.)

We added the following seven companies, all of which met the majority of our criteria as set forth above:

● Aerie Pharmaceuticals, Inc. ● Arena Pharmaceuticals, Inc. ● Blueprint Medicines Corporation	● Deciphera Pharmaceuticals, Inc. ● Epizyme, Inc. ● ImmunoGen, Inc. ● Karyopharm Therapeutics, Inc.

Salary

Our NEOs received salaries for 2019 in accordance with their respective 2019 compensation plans as recommended by the Compensation Committee and approved by our Board of Directors. As is our practice, we set salaries for our NEOs at the beginning of the year as follows:

Executive Officer	Annualized Fiscal 2018 Salary	Annualized Fiscal 2019 Salary	% Increase
Robert G. Finizio	$600,000	$600,000	0%
John C.K. Milligan, IV	$450,000	$450,000	0%
Daniel A. Cartwright	$375,000	$375,000	0%
Mitchell L. Krassan	$360,000	$360,000	0%
Michael Donegan	$290,000	$290,000	0%

During 2019, salaries of all NEOs remained the same as 2018 and 2017 salaries.

Annual Performance-Based Incentive Plan

We use annual performance-based incentive compensation to motivate our NEOs to achieve our annual objectives as set forth in our annual operating plan, while making progress towards and supporting our longer-term strategic goals. In addition, the Compensation Committee and our Board of Directors establish individual performance objectives for each of our NEOs. The payment of annual incentives is based upon the achievement of one or more corporate and individual performance objectives.

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Target Annual Incentive Opportunities

The Compensation Committee and our Board of Directors determined the target annual incentive opportunities for each of our NEOs for fiscal 2019 should be a percentage of each NEO’s salary. The target annual incentive opportunity established for each NEO for fiscal 2019 was as follows and all were identical to the target annual incentive opportunities for 2018:

Executive Officer	Annualized Fiscal 2019 Salary	Target Annual Incentive Opportunity (as a percentage of salary)	Annualized Target Annual Incentive Opportunity (as a dollar amount)
Robert G. Finizio	$600,000	100%	$600,000
John C.K. Milligan, IV	$450,000	70%	$315,000
Daniel A. Cartwright	$375,000	70%	$262,500
Mitchell L. Krassan	$360,000	50%	$180,000
Michael Donegan	$290,000	25%	$72,500

In setting the target annual incentive opportunities for our NEOs, the Compensation Committee and our Board of Directors exercised their judgment and considered several factors, including:

●	Our overall financial and operational results for the prior fiscal year;

●	The prior performance of each NEO;

●	Each NEO’s roles and responsibilities;

●	Each NEO’s individual experience and skills;

●	Competitive market practices for annual incentives; and

●	For our NEOs other than our CEO, the recommendations of our CEO.

Corporate Performance Measures

For fiscal 2019, the Compensation Committee and our Board of Directors selected several components to measure performance that they believed best supported our annual operating plan and enhanced long-term value creation. As determined by the Compensation Committee and our Board of Directors, our NEOs were eligible to receive annual incentive compensation based on specific corporate performance measures for fiscal 2019. The Compensation Committee and our Board of Directors set these target levels to be aggressive, yet achievable, with diligent effort during 2019.

The corporate performance measures for fiscal 2019 and their corresponding weights were as follows:

●	Achieve product net revenue target range of $27 million to $33 million (25% weighting) (if the revenue is above or below the target range, the Compensation Committee will apply judgement to set a higher or lower bonus payout to management, respectively);

●	Achieve EBITDA target of $(188) million or more (25% weighting);

●	Launch BIJUVA in the second quarter of 2019 (10% weighting);

●	Achieve the soft launch of ANNOVERA in the second half of 2019 (10% weighting);

●	Out-license international rights for IMVEXXY and BIJUVA by the end of 2019 (10% weighting);

●	Maintain vitamin sales of at least $8 million (10% weighting); and

●	Improvement of the company’s exclusivity position during 2019 (10% weighting);

Individual Performance Objectives

In prior years, our CEO also developed and recommended to the Compensation Committee and our Board of Directors a series of individual performance objectives for our NEOs, which he deemed to be integral to the achievement of our annual operating plan. However, for purposes of the fiscal 2019 annual performance-based incentive compensation, our CEO and the Compensation Committee determined that achieving our 2019 corporate performance measures required the aligned performance of our entire executive team and that individual performance goals were not necessary for each of our NEOs for 2019.

Fiscal 2019 Annual Incentive Decisions

The annual incentive compensation for each of our NEOs was determined based on an assessment by the Compensation Committee and our Board of Directors of success in achieving the corporate performance measures, after considering the recommendations of our CEO for NEOs other than himself.

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Based on both our corporate performance for fiscal 2019, in which we met 100% of our corporate goals, the following annual incentive payments were made to our NEOs for fiscal 2019. In making these decisions, the Compensation Committee also considered our CEO’s request to only receive one stock option for his 2019 equity award, as well as our CEO’s continued investment of after-tax dollars in our common stock.

Executive Officer	Annualized Fiscal 2019 Salary	Target Annual Incentive Opportunity (as a percentage of salary)	Total Cash Incentive Payments for Fiscal 2019	Percentage of Target Annual Incentive Opportunity
Robert G. Finizio	$600,000	100%	$600,000	100%
John C.K. Milligan, IV	$450,000	70%	$315,000	100%
Daniel A. Cartwright	$375,000	70%	$262,500	100%
Mitchell L. Krassan	$360,000	50%	$180,000	100%
Michael Donegan	$290,000	25%	$72,500	100%

Stock-Based Awards

In early 2017, with the initial commercialization of several of our drug candidates anticipated to begin in the near future, the Compensation Committee and our Board of Directors decided to move toward an approach to stock option grants more consistent with similarly situated companies, specifically providing for stock option grants to be made on an annual basis. The Compensation Committee and our Board of Directors believed moving to such a practice would better support our company’s recruiting and retention needs for both executives and other employees in the context of the upcoming commercialization efforts. The following stock option grants were made on August 28, 2019 to our NEOs, each of which vests in equal annual installments over a period of three years from the date of grant:

Executive Officer	Number of Stock Options Granted
Robert G. Finizio	1
John C.K. Milligan, IV	400,000
Daniel A. Cartwright	220,000
Mitchell L. Krassan	300,000
Michael Donegan	120,000

The Compensation Committee chose to make these grants based on market data from the 2019 peer group for similar positions at similar companies. Our Chief Executive Officer requested that the Compensation Committee limit his 2019 equity award to one share in order to make more equity available to our management team with less dilution to our stockholders.

Each officer forfeits the unvested portion, if any, of the stock options if the officer’s service to our company is terminated for any reason, except as may otherwise be determined by our Board of Directors or as provided in an applicable employment agreement. For Messrs. Finizio, Milligan, and Cartwright, stock-based awards vest upon termination due to death or “disability,” termination by our company without “cause,” resignation by the officer for “good reason,” and a “change in control” of our company (as such terms are defined in the employment agreements). For Messrs. Krassan and Donegan, stock-based awards vest upon a “change in control” of our company (as such terms are defined in the employment agreements).

See “Executive Compensation — Fiscal Year 2019 Grants of Plan-Based Awards” and “Executive Compensation — Outstanding Equity Awards at Fiscal Year-End 2019” tables for further information on equity awards granted to and held by each of our NEOs.

Severance and Change in Control Benefits

We have severance and change in control benefits for our NEOs documented in their respective employment agreements. We believe these benefits were necessary to attract our NEOs and the change in control benefits are in the best interests of our company and our stockholders because they help assure we will have the continued dedication and objectivity of our executive officers, notwithstanding the possibility or occurrence of a change in control. For further details, see “Executive Compensation — Potential Payments Upon Termination or Change in Control” below.

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Tax and Accounting Considerations

Deductibility of Executive Compensation

The tax treatment of the elements of our compensation program is one factor considered in the design of the compensation program. Under Section 162(m) of the Code, the federal income tax deduction for certain types of compensation paid to certain executive officers of publicly-held companies is limited to $1.0 million per officer per fiscal year unless such compensation meets certain requirements. This limitation does not apply to certain compensation awards granted prior to November 3, 2017 that meet the transition requirements under Section 162(m) of the Code for “qualifying performance based” compensation (i.e., compensation paid only if performance meets pre-established objective goals based on performance criteria approved by stockholders). Although the Compensation Committee considers the impact of Section 162(m) of the Code as well as other tax and accounting consequences when developing and implementing our executive compensation programs, the Compensation Committee retains the flexibility to design and administer compensation programs in the best interests of our company and stockholders. In addition, due to the ambiguities and uncertainties as to the application and interpretation of Section 162(m) of the Code and the transition rule thereunder, no assurances can be given that compensation intended by the Compensation Committee to satisfy the requirements for deductibility under Section 162(m) of the Code would, in fact, do so. Further, the Compensation Committee reserves the right to modify compensation that was initially intended to be exempt from Section 162(m) if it determines that such modifications are consistent with our business needs. In addition, the Compensation Committee may, in its judgment, authorize compensation payments that do not comply with the exemptions in Section 162(m) when it believes that such payments are appropriate to attract and retain executive talent.

Taxation of “Parachute” Payments and Deferred Compensation

Sections 280G and 4999 of the Code provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to significant additional taxes if they receive payments or benefits from a change in control of a company that exceed certain prescribed limits, and the company (or a successor) may forfeit a deduction on the amounts subject to this additional tax. We did not provide any executive officer, including any NEO, with a “gross-up” or other reimbursement payment for any tax liability they might owe as a result of the application of Sections 280G and 4999 during fiscal 2019, and we have not agreed and are not otherwise obligated to provide any executive officer with such a “gross-up” or other reimbursement.

Accounting for Stock-Based Compensation

We account for stock-based awards in accordance with the provisions of Financial Accounting Standards Board Accounting Standards Codification Topic 718 “Compensation - Stock Compensation,” or ASC 718. In determining stock-based awards, the Compensation Committee considers the potential expense of these awards under ASC 718 and the impact on our earnings per share.

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EXECUTIVE COMPENSATION

Fiscal Year 2019 Summary Compensation Table

The following table lists the compensation of our company’s principal executive officer, principal financial officer, and each of our three other most highly compensated executive officers who were serving as executive officers (collectively, our NEOs) on December 31, 2019, the end of our last completed fiscal year. The following information includes the dollar value of salaries, bonus awards, the number of non-qualified options granted, non-equity incentive plan compensation, and certain other compensation, if any, whether paid or deferred.

Name and Principal Position	Year	Salary	Bonus		Option Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation		Total
Robert G. Finizio	2019	$600,000	$—		$2	$600,000	$22,218	(5)	$1,222,220
Chief Executive Officer	2018	$600,000	$150,000	(3)	$1,356,218	$600,000	$18,359	(5)	$2,724,577
	2017	$600,000	$40,000	(3)	$1,756,609	$570,000	$17,346	(5)	$2,983,955
John C.K. Milligan, IV	2019	$450,000	$—		$645,956	$315,000	$29,683	(4)	$1,440,639
President and Secretary	2018	$450,000	$78,750	(3)	$832,225	$315,000	$25,459	(4)	$1,701,434
	2017	$450,000	$40,000	(3)	$1,026,333	$299,250	$24,446	(4)	$1,840,029
Daniel A. Cartwright	2019	$375,000	$—		$355,275	$262,500	$21,803	(5)	$1,014,578
Chief Financial Officer	2018	$375,000	$65,625	(3)	$523,993	$262,500	$18,359	(5)	$1,245,477
and Treasurer	2017	$375,000	$40,000	(3)	$671,064	$249,375	$17,346	(5)	$1,352,785
Mitchell L. Krassan	2019	$360,000	$—		$484,467	$180,000	$20,527	(6)	$1,044,994
Chief Strategy &	2018	$360,000	$45,000	(3)	$523,993	$180,000	$20,359	(6)	$1,129,352
Performance Officer	2017	$360,000	$—		$671,064	$171,000	$19,346	(6)	$1,221,410
Michael Donegan	2019	$290,000	$—		$193,787	$72,500	$15,797	(6)	$572,084
Vice President - Finance	2018	$290,000	$18,125	(3)	$308,232	$72,500	$14,623	(6)	$703,480
	2017	$290,000	$—		$157,898	$68,875	$14,718	(6)	$531,491

(1)	The valuation methodology used to determine the fair value of the options granted during the year was the Black-Scholes-Merton option-pricing model, an acceptable model in accordance with ASC 718-10. The Black-Scholes-Merton model requires the use of several assumptions, including volatility of the stock price, the weighted average risk-free interest rate, and the weighted average expected life of the options. For further information, see “Note 9 — Stockholders’ Equity” included in the financial statements included in our Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2019.

(2)	Amounts in this column for fiscal 2019, 2018 and 2017 represent the amounts earned and payable under our 2019, 2018 and 2017 annual performance-based incentive plan, which were earned and payable in fiscal 2019, 2018 and 2017 but were not paid until after the end of fiscal 2019, 2018 and 2017, respectively. For a description of our 2019 performance-based incentive plan and amounts earned thereunder, see “Compensation Discussion and Analysis —Fiscal 2019 Compensation— Annual Performance-Based Incentive Plan.”

(3)	Includes a discretionary bonus of $40,000 for 2017 related to the outstanding work in the achievement of the Company’s objectives for Messrs. Finizio, Milligan, and Cartwright and additional discretionary bonuses for all executives for 2018 related to the outstanding work in the achievement of the Company’s objectives.

(4)	Consists of benefit premiums paid on Mr. Milligan’s behalf, a $7,500 car allowance and company match to 401(k) plan for 2019, benefit premiums paid on Mr. Milligan’s behalf, a $5,100 car allowance and company match to 401(k) plan for 2018, and benefit premiums paid on Mr. Milligan’s behalf and a $5,100 car allowance for 2017.

(5)	Consists of benefit premiums paid on the NEO’s behalf and company match to 401(k) plan for 2019 and benefit premiums paid on the NEO’s behalf for 2018 and 2017.

(6)	Consists of benefit premiums paid on the NEO’s behalf and company match to 401(k) plan.

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Fiscal Year 2019 Grants of Plan-Based Awards

The following table sets forth certain information with respect to grants of plan-based awards to the NEOs for the fiscal year ended December 31, 2019.

					All Other
					Option
		Estimated Future Payouts			Awards:	Exercise or	Grant Date
		Under Non-Equity			Number of	Base Price	Fair Value
		Incentive Plan Awards(1)			Securities	of Option	of Stock
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Underlying Options (#)	Awards ($/Sh)	and Option Awards(2)
Robert G. Finizio	08/28/2019		$600,000		1	$2.73	$2
John C.K. Milligan, IV	08/28/2019		$315,000		400,000	$2.73	$645,956
Daniel A. Cartwright	08/28/2019		$262,500		220,000	$2.73	$355,275
Mitchell L. Krassan	08/28/2019		$180,000		300,000	$2.73	$484,467
Michael Donegan	08/28/2019		$72,500		120,000	$2.73	$193,787

(1)	Our fiscal 2019 annual performance-based cash bonus plan had no threshold or maximums. The amounts reflect the applicable target incentive cash compensation opportunity for our NEOs under our fiscal 2019 annual performance-based cash bonus plan. All such awards have been paid, and the actual amounts paid are set forth under the “Non-Equity Incentive Plan Compensation” in the Fiscal Year 2019 Summary Compensation Table above. Our fiscal 2019 annual performance-based cash bonus plan is discussed under “Compensation Discussion and Analysis — Fiscal 2019 Compensation — Annual Performance-Based Incentive Plan.”

(2)	The amounts shown in this column represent the grant date fair value for stock option awards granted to our NEOs during the covered year calculated in accordance with ASC 718, excluding the effects of forfeitures. The assumptions used in determining the grant date fair value of these awards are set forth in the notes to our consolidated financial statements, which are included in our Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2019. We calculated the estimated value of the award based on the closing stock price of our common stock on the date of grant.

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Outstanding Equity Awards at Fiscal Year-End 2019

The following table sets forth information with respect to outstanding equity-based awards held by our NEOs at December 31, 2019.

			Option Awards
			Number of Securities Underlying Unexercised Options			Option	Option
Name	Grant Date		Exercisable		Unexercisable	exercise price	expiration date
Robert G. Finizio	02	/27/2012(1)	300,000		—	$2.20	02/27/2022
	04	/16/2012(2)	50,000		—	$2.55	04/16/2022
	11	/30/2012(3)	268,474	(4)	—	$3.00	11/30/2022
	12	/17/2015(5)	950,000		—	$8.92	12/17/2025
	03	/15/2017(6)	296,666		148,334	$6.83	03/15/2027
	03	/15/2018(7)	146,667		293,333	$5.16	03/15/2028
	08	/28/2019(8)	—		1	$2.73	08/28/2029
John C.K. Milligan, IV	02	/27/2012(1)	300,000		—	$2.20	02/27/2022
	04	/16/2012(2)	75,000		—	$2.55	04/16/2022
	11	/30/2012(3)	800,000		—	$3.00	11/30/2022
	05	/02/2013(9)	50,000		—	$2.80	05/02/2023
	01	/06/2014(10)	45,000		—	$5.05	01/06/2024
	12	/17/2015(5)	500,000		—	$8.92	12/17/2025
	3	/15/2017(6)	173,334		86,666	$6.83	03/15/2027
	3	/15/2018(7)	90,000		180,000	$5.16	03/15/2028
	08	/28/2019(8)	—		400,000	$2.73	08/28/2029
Daniel A. Cartwright	10	/21/2011(11)	180,000		—	$0.38	10/21/2021
	11	/30/2012(3)	700,000		—	$3.00	11/30/2022
	12	/17/2015(5)	325,000		—	$8.92	12/17/2025
	3	/15/2017(6)	113,334		56,666	$6.83	03/15/2027
	3	/15/2018(7)	56,667		113,333	$5.16	03/15/2028
	08	/28/2019(8)	—		220,000	$2.73	08/28/2029
Mitchell L. Krassan	5	/01/2010(12)	105,703		—	$0.19	05/01/2020
	9	/01/2010(13)	683,955		—	$0.20	09/01/2020
	11	/21/2014(14)	75,000		—	$4.01	11/21/2024
	12	/17/2015(5)	150,000		—	$8.92	12/17/2025
	3	/15/2017(6)	113,334		56,666	$6.83	03/15/2027
	3	/15/2018(7)	56,667		113,333	$5.16	03/15/2028
	08	/28/2019(8)	—		300,000	$2.73	08/28/2029
Michael Donegan	6	/21/2013(15)	75,000		—	$2.98	06/21/2023
	7	/09/2014(16)	50,000		—	$5.01	07/09/2024
	12	/17/2015(5)	100,000		—	$8.92	12/17/2025
	3	/15/2017(6)	26,666		13,334	$6.83	03/15/2027
	3	/15/2018(7)	33,333		66,667	$5.16	03/15/2028
	08	/28/2019(8)	—		120,000	$2.73	08/28/2029

			Warrants
			Number of Securities Underlying Unexercised Warrants		Warrant	Warrant
Name	Grant Date		Exercisable	Unexercisable	Exercise Price	Expiration Date
Robert G. Finizio	03	/06/2011(17)	179,000	—	$0.24	03/06/2021
John C.K. Milligan, IV	03	/06/2011(17)	179,000	—	$0.24	03/06/2021
Daniel A. Cartwright	10	/21/2011(18)	600,000	—	$0.38	10/20/2021

(1)	The stock options granted on February 27, 2012 vested in full on February 27, 2013.

(2)	The stock options granted on April 16, 2012 vested in full on December 31, 2012.

(3)	The stock options granted on November 30, 2012 vested annually on November 30 of each year over three years.

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(4)	Mr. Finizio was initially granted stock options to purchase 900,000 of our common stock; however, on May 8, 2013, Mr. Finizio agreed to relinquish his right to receive 600,000 shares of our common stock underlying these stock options.

(5)	The stock options granted on December 17, 2015 vested monthly over 12 months beginning on January 21, 2016.

(6)	The stock options granted on March 15, 2017 will vest annually over three years on the anniversary of the grant date.

(7)	The stock options granted on March 15, 2018 will vest annually over three years on the anniversary of the grant date.

(8)	The stock options granted on August 28, 2019 will vest annually over three years on the anniversary of the grant date.

(9)	The stock options granted on May 2, 2013 vested in full on December 31, 2013.

(10)	The stock options granted on January 6, 2014 vested in full on December 31, 2014.

(11)	The stock options granted on October 21, 2011 vested annually over four years on the anniversary of the grant date.

(12)	The stock options granted on May 1, 2010 vested in full on May 1, 2011.

(13)	The stock options granted on September 1, 2010 vested monthly over three years on the first day of each month following the first month after the date of grant.

(14)	The stock options granted on November 21, 2014 vested annually over four years on the anniversary of the grant date.

(15)	The stock options granted on June 21, 2013 vested annually over three years on the anniversary of the grant date.

(16)	The stock options granted on July 9, 2014 vested annually over four years on the anniversary of the grant date.

(17)	The warrants granted on March 6, 2011 vested quarterly starting on June 30, 2011 over eight quarters.

(18)	The warrant granted on October 21, 2011 vested monthly over 44 months beginning on November 21, 2011.

Option Exercises and Stock Vested in Fiscal Year 2019

During fiscal year 2019, none of our NEOs acquired shares upon the exercise of stock options or the vesting of stock awards.

Post-Employment Compensation

Pension Benefits

We do not offer any defined benefit pension plans for any of our employees. We have a 401(k) plan in which employees may participate.

Other Compensation

All of our executive officers are eligible to participate in our employee benefit plans, including medical, dental, life insurance, and tax-qualified Section 401(k) retirement savings plans. These plans are available to all employees and do not discriminate in favor of executive officers. It is generally our policy to not extend significant perquisites to executives that are not broadly available to our other employees. In designing these elements, we seek to provide an overall level of benefits that is competitive with that offered by similarly situated companies in the markets in which we operate based upon our general understanding of industry practice. These benefits are not considered in determining the compensation of our executive officers.

Employment Agreements

Robert G. Finizio has an employment agreement that commenced November 8, 2012; the agreement initially provided for a three-year term and now automatically renews for additional one-year terms each year on the anniversary of execution unless notice of non-renewal is given by either our company or Mr. Finizio at least 90 days prior to such anniversary. The agreement originally provided for: (i) a time-based ten-year stock option, (ii) the right to receive a performance-based ten-year stock option in an amount to be determined, (iii) a salary of not less than $355,100 per year, and (iv) an annual short-term incentive compensation of up to 35% of salary, at the discretion of our Board of Directors. Mr. Finizio will receive employee benefits, vacation, and other perquisites as may be determined from time to time. Conditions of termination call for (i) termination immediately upon death, (ii) termination upon a disability in which Mr. Finizio is unable to perform his duties for more than 180 total calendar days during any 12-month period, (iii) voluntary termination by Mr. Finizio upon a 14 calendar day prior notice, (iv) involuntary termination by our company without cause with 60-day notice (or 90-day notice when termination is due to the non-extension of the employment term by our company), (v) termination for cause, and (vi) termination for good reason wherein Mr. Finizio will have 90 days from the date of notice to terminate his employment.

John C.K. Milligan, IV has an employment agreement that commenced November 8, 2012; the agreement initially provided for a three-year term and now automatically renews for additional one-year terms each year on the anniversary of execution unless notice of non-renewal is given by either our company or Mr. Milligan at least 90 days prior to such anniversary. The agreement originally provided for: (i) a time-based ten-year stock option, (ii) the right to receive a performance-based ten-year stock option in an amount to be determined, (iii) a salary of not less than $288,100 per year, and (iv) an annual short-term incentive compensation of up to 30% of salary, at the discretion of our Board of Directors. Mr. Milligan will receive employee benefits, vacation, and other perquisites as may be determined from time to time. Conditions of termination call for (i) termination immediately upon death, (ii) termination upon a disability in which Mr. Milligan is unable to perform his duties for more than 180 total calendar days during any 12-month period, (iii)

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voluntary termination by Mr. Milligan upon a 14 calendar day prior notice, (iv) involuntary termination by our company without cause with 60-day notice or (90-day notice when termination is due to the non-extension of the employment term by our company), (v) termination for cause, and (vi) termination for good reason wherein Mr. Milligan shall have 90 days from the date of notice to terminate his employment. The employment agreement contains standard provisions for confidentiality and noncompetition.

Daniel A. Cartwright has an employment agreement that commenced November 8, 2012; the agreement initially provided for a three-year term and now automatically renews for additional one-year terms each year on the anniversary of execution unless notice of non-renewal is given by either our company or Mr. Cartwright at least 90 days prior to such anniversary. The agreement originally provided for: (i) a time-based ten-year stock option, (ii) the right to receive a performance-based ten-year stock option in an amount to be determined, (iii) a salary of not less than $257,100 per year, and (iv) an annual short-term incentive compensation of up to 30% of salary, at the discretion of our Board of Directors. Mr. Cartwright will receive employee benefits, vacation, and other perquisites as may be determined from time to time. Conditions of termination call for (i) termination immediately upon death, (ii) termination upon a disability in which Mr. Cartwright is unable to perform his duties for more than 180 total calendar days during any 12-month period, (iii) voluntary termination by Mr. Cartwright upon a 14 calendar day prior notice, (iv) involuntary termination by our company without cause with 60-day notice or (90-day notice when termination is due to the non-extension of the employment term by our company), (v) termination for cause, and (vi) termination for good reason wherein Mr. Cartwright will have 90 days from the date of notice to terminate his employment. The employment agreement contains standard provisions for confidentiality and noncompetition.

Mitchell Krassan has a one year employment agreement that commenced on December 17, 2015, subject to automatic renewals of one year terms, which calls for (i) a time-based one-year stock option, (ii) a salary of not less than $300,000 per year, and (iii) an annual short-term incentive compensation target of 50% of salary, at the discretion of our Board of Directors. Mr. Krassan will receive employee benefits, vacation, and other perquisites as may be determined from time to time. Conditions of termination call for (i) termination immediately upon death, (ii) termination upon a disability in which Mr. Krassan is unable to perform his duties for six consecutive months, (iii) termination immediately by Mr. Krassan upon written notice, (iv) termination immediately by our company without cause, (v) termination for cause upon ten days’ written notice, and (vi) termination by Mr. Krassan for good reason upon 30 days’ written notice within 90 days of the event constituting good reason. The employment agreement contains standard provisions for confidentiality and noncompetition.

Michael Donegan has a one year employment agreement that commenced on December 17, 2015, subject to automatic renewals of one year terms, which calls for (i) a time-based one-year stock option, (ii) salary of not less than $290,000 per year, and (iii) an annual short-term incentive compensation target of 25% of salary, at the discretion of our Board of Directors. Mr. Donegan will receive employee benefits, vacation, and other perquisites as may be determined from time to time. Conditions of termination call for (i) termination immediately upon death, (ii) termination upon a disability in which Mr. Donegan is unable to perform his duties for six consecutive months, (iii) termination immediately by Mr. Donegan upon written notice, (iv) termination immediately by our company without cause, (v) termination for cause upon ten days’ written notice, and (vi) termination by Mr. Donegan for good reason upon 30 days’ written notice within 90 days of the event constituting good reason. The employment agreement contains standard provisions for confidentiality and noncompetition.

Potential Payments Upon Termination or Change in Control

We have employment agreements with certain of our executive officers as described above. The arrangements reflected in these employment agreements are designed to encourage the officers’ full attention and dedication to our company currently and, in the event of any proposed change in control, provide these officers with individual financial security. The employment agreements provide for specified payments and benefits by us to our executive officers only upon a qualifying termination of employment as described below.

Termination by Us Without Good Cause or by Executive with Good Reason - No Change in Control

Pursuant to the employment agreements for each of Messrs. Finizio, Milligan, and Cartwright, in the event of termination of the executive’s employment without “cause” or resignation by the executive for “good reason” (as each term is defined in the employment agreements), the executive would be entitled to (i) the sum of his salary, payable on a biweekly basis ratably over 52 weeks and target annual incentive compensation for the fiscal year in which such termination of employment occurs, subject to the executive’s signing and not revoking a full and complete release of all claims against the company and its affiliates, (ii) a continuation of welfare benefits for a period of one year after such termination, subject to the executive’s signing and not revoking a full and complete release of all claims against the company and its affiliates, (iii) unpaid accrued base salary and unused vacation pay through the termination date and (iv) amounts accrued but unpaid at the time of termination. Additionally, all outstanding equity awards that vest solely on the passage of time held by such executives would immediately vest in full for each of Messrs. Finizio, Milligan, and Cartwright. If a change in control is consummated on or prior to the first anniversary of the effective date of termination, then, prior to such consummation, the company will be required to deliver to the executive the number of shares of company common stock the executive forfeited upon termination pursuant to unvested performance-based restricted stock awards and all other equity awards held by the executive will

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accelerate in full. Furthermore, the above obligations of the company are subject to the executive complying with a five-year confidentiality agreement post-termination, a 12-month non-solicitation agreement and a 12-month non-competition agreement (18 months for Mr. Finizio) that is subject to extension for an additional 12-month period by the company upon compensation for a like number of months on the terms of their respective employment agreements; provided, that upon a change in control, the executive will be released from the non-solicitation and non-competition covenants if such executive is terminated without cause or resigns for good reason.

Pursuant to the employment agreements for each of Messrs. Donegan and Krassan, in the event of termination of the executive’s employment without “good cause” or resignation by the executive for “good reason” (as each term is defined in the employment agreements), the executive would be entitled to (i) the sum of his salary payable over a 12-month period, (ii) any target annual incentive compensation for the fiscal year in which such termination of employment occurs, (iii) a continuation of welfare benefits for a period of one year after such termination, and (iv) payment of accrued but unused paid time off, in each case subject to the executive signing and not revoking a full and complete release of all claims against the company and its affiliates, adhering to an 18-month post-termination non-competition covenant and a 24-month post-termination non-solicitation covenant and adhering to the terms of the Employee Assignment, Invention and Confidentiality Agreement between the executive and the company which survive post-termination. Additionally, all unvested equity compensation granted after the date of the employment agreement and held by the executive in his capacity as an employee would immediately vest as of the effective date of termination.

Termination or Resignation in Connection with a Change in Control

In the event of termination of the executive’s employment without “cause” or resignation by the executive for “good reason” (as each term is defined in the employment agreements), following the date of the announcement of a transaction that leads to a change in control and up to 12 months following the date of the change in control, in addition to those payments and benefits provided to salaried employees generally, including amounts accrued but unpaid at the time of termination:

●	Messrs. Finizio and Milligan would be entitled to (i) the sum of their respective salary and target annual incentive compensation for the fiscal year in which such termination of employment occurs, payable in a lump sum, subject to the executive signing a release and not revoking a full and complete release of all claims against the company and its affiliates, (ii) a continuation of welfare benefits for a period of one year after such termination, subject to the executive signing a release and not revoking a full and complete release of all claims against the company and its affiliates, (iii) unpaid accrued base salary and unused vacation pay through the termination date and (iv) all other rights and benefits the executive is vested in, pursuant to other plans and programs of our company, and

●	Mr. Cartwright would be entitled to (i) an amount equal to 150% of his salary and target annual incentive compensation for the fiscal year in which such termination of employment occurs, payable in a lump sum, subject to the executive signing a release and not revoking a full and complete release of all claims against the company and its affiliates, (ii) a continuation of welfare benefits for a period of 18 months after such termination, subject to the executive signing a release and not revoking a full and complete release of all claims against the company and its affiliates, (iii) unpaid accrued base salary and unused vacation pay through the termination date and (iv) all other rights and benefits the executive is vested in, pursuant to other plans and programs of our company.

Additionally, all outstanding long-term incentive awards and warrants would immediately vest in full for each of Messrs. Finizio, Milligan, and Cartwright.

Termination by Reason of Death or Disability

For Messrs. Finizio, Milligan, and Cartwright, in the event of termination of the executive’s employment by reason of his death or “disability” (as such term is defined in the employment agreements), in addition to those payments and benefits provided to salaried employees generally, including amounts accrued but unpaid at the time of termination, each of the executives would be entitled to (i) pro-rated target annual incentive compensation for the fiscal year in which such termination of employment occurs, payable in a lump sum, subject to the executive’s signing and not revoking a full and complete release of all claims against the company and its affiliates in the event of a disability, (ii) immediate vesting of all outstanding equity awards that vest solely on the passage of time, (iii) accrued but unused vacation pay through the termination date, payable in a lump sum, and (iv) all other rights and benefits the executive is vested in, pursuant to other plans and programs of our company.

The tables below reflect the amount of compensation to certain of our NEOs, assuming termination of such executive’s employment without cause or for good reason or following a change in control of our company on December 31, 2019. Other than as set forth below, no amounts will be paid to our NEOs in the event of termination.

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Robert G. Finizio

Executive Benefits and Payments	Termination Without Good Cause or with Good Reason (Not in Connection with a Change in Control)		Termination Without Good Cause or with Good Reason Following a Change in Control		Termination by Reason of Death or Disability
Cash severance	$1,222,218	(1)	$1,222,218	(1)	$600,000	(2)
Equity awards(3)	—		—		—
Other	—		—		—

John C.K. Milligan, IV

Executive Benefits and Payments	Termination Without Good Cause or with Good Reason (Not in Connection with a Change in Control)		Termination Without Good Cause or with Good Reason Following a Change in Control		Termination by Reason of Death or Disability
Cash severance	$787,183	(1)	$787,183	(1)	$315,000	(2)
Equity awards(3)	—		—		—
Other(4)	$7,500		$7,500		$7,500

Daniel A. Cartwright

Executive Benefits and Payments	Termination Without Good Cause or with Good Reason (Not in Connection with a Change in Control)		Termination Without Good Cause or with Good Reason Following a Change in Control		Termination by Reason of Death or Disability
Cash severance	$659,303	(1)	$978,053	(1)	$262,500	(2)
Equity awards(3)	—		—		—
Other	—		—		—

Mitchell Krassan

Executive Benefits and Payments	Termination Without Good Cause or with Good Reason (Not in Connection with a Change in Control)		Termination Without Good Cause or with Good Reason Following a Change in Control		Termination by Reason of Death or Disability
Cash severance	$560,527	(1)	$560,527	(1)	$180,000	(2)
Equity awards(3)	—		—		—
Other	—		—		—

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Michael Donegan

Executive Benefits and Payments	Termination Without Good Cause or with Good Reason (Not in Connection with a Change in Control)		Termination Without Good Cause or with Good Reason Following a Change in Control		Termination by Reason of Death or Disability
Cash severance	$378,297	(1)	$378,297	(1)	$72,500	(2)
Equity awards(3)	—		—		—
Other	—		—		—

(1)	Consists of payments due to executive for (i) salary, (ii) target annual incentive compensation, and (iii) health and welfare benefits. In the case of Mr. Cartwright following a change in control, consists of (i) 150% of salary, (ii) 150% of target annual incentive compensation, and (iii) health and welfare benefits.

(2)	Represents full annual incentive compensation that would be prorated based on termination date.

(3)	Represents the value of unvested equity awards that would become fully vested upon a termination without cause, resignation for good reason, or in connection with a change in control. The value is calculated by multiplying the number of shares underlying each accelerated award by the difference between $2.42, the per share closing price of the Common Stock on December 31, 2019, and the per share exercise price. In each case, the exercise price was below $2.42, and thus no value was attributable to the accelerated vesting of the awards.

(4)	Represents the amount payable for a car allowance.

Nonqualified Defined Contribution and Nonqualified Deferred Compensation

We do not offer any nonqualified defined contribution plans or nonqualified deferred compensation plans for any of our NEOs.

Limitation of Directors’ Liability; Indemnification of Directors, Officers, Employees, and Agents

Our amended and restated articles of incorporation and bylaws, each as amended, provide that we may indemnify to the full extent of our power to do so, all directors, officers, employees, and/or agents. The effect of this provision in the amended and restated articles of incorporation, as amended, is to eliminate the rights of our company and our stockholders, either directly or through stockholders’ derivative suits brought on behalf of our company, to recover monetary damages from a director for breach of the fiduciary duty of care as a director except in those instances described under Nevada law.

Insofar as indemnification by our company for liabilities arising under the Securities Act of 1933, as amended, or the Securities Act, may be permitted to officers and directors of our company pursuant to the foregoing provisions or otherwise, we are aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

CHIEF EXECUTIVE OFFICER PAY RATIO

For 2019, the total compensation of our Chief Executive Officer of $1,222,220, as presented in the Summary Compensation Table, was approximately 10.7 times the total compensation of our median employee of approximately $114,000. To identify the median of the annual compensation of all of our employees (other than the CEO), we used wages from our payroll records as reported to the Internal Revenue Service on Form W-2 for fiscal year 2019 and added the fair value of options granted in 2019. The median employee was identified by reviewing the total compensation for all employees (other than the CEO) who were employed by us on December 31, 2019. All of our employees were included, whether employed on a full-time, part-time or seasonal basis. Adjustments were made to annualize the compensation of employees who were not employed by us for the entire year. No full-time equivalent adjustments were made for part time employees.

The SEC’s pay ratio disclosure rules provide reporting companies with a great deal of flexibility in determining the methodology used to identify the median employee and the pay ratio. As such, our methodology may differ materially from the methodology used by other companies to prepare their pay ratio disclosures, which may contribute to a lack of comparability between our pay ratio and the pay ratio reported by other companies, including those within our industry.

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EQUITY COMPENSATION PLAN INFORMATION

As of December 31, 2019, the following table shows the number of securities to be issued upon exercise of outstanding options under equity compensation plans approved by our stockholders, which plans do not provide for the issuance of warrants or other rights.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved by Stockholders	26,270,234	(1)	$4.65	13,599,382	(2)
Equity Compensation Plans Not Approved by Stockholders	─		─	—

(1)	Represents non-qualified stock options to purchase an aggregate of 15,017,759 shares issuable under the 2009 Long Term Incentive Compensation Plan, as amended, or the 2009 Plan, non-qualified stock options to purchase an aggregate of 6,316,474 shares issuable and an aggregate of 1,040,000 restricted stock awards under the Amended and Restated 2012 Stock Incentive Plan, or the 2012 Plan, and non-qualified stock options to purchase an aggregate of 3,696,001 shares and 200,000 restricted stock awards usable under the 2019 Plan.

(2)	On June 20, 2019, we adopted the 2019 Plan and effective upon our adoption no future awards may be made under the 2009 Plan or under the 2012 Plan. Any shares subject to outstanding options or other equity “Awards” under the 2019 Plan, the 2012 Plan and the 2009 Plan that are forfeited, expire or otherwise terminate without issuance of the underlying shares, or if any such Award is settled for cash or otherwise does not result in the issuance of all or a portion of the shares subject to such Award (other than shares tendered or withheld in connection with the exercise of an Award or the satisfaction of withholding tax liabilities), the shares to which those Awards were subject, shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for delivery with respect to Awards under the 2019 Plan. As of December 31, 2019, there were 13,599,382 shares of Common Stock available for issuance under the 2019 Plan, consisting of (i) 11,103,999 new shares, (ii) 2,395,333 unallocated shares previously available for issuance under the 2012 Plan that were not then subject to outstanding “Awards” (as defined in the 2012 Plan), and (iii) 100,050 unallocated shares previously available for issuance under the 2009 Plan that were not then subject to outstanding “Awards” (as defined in the 2009 Plan).

CERTAIN TRANSACTIONS AND RELATIONSHIPS

Policy Relating to Related Party Transactions

We have a policy that we will not enter into any material transaction in which a director or officer has a direct or indirect financial interest unless the transaction is determined by our Board of Directors to be fair to us or is approved by a majority of our disinterested directors or by our stockholders, as provided for under Nevada law. Generally, our Board of Directors as a whole, other than an affected director, if applicable, determines whether a director or officer has a direct or indirect (i.e., any) financial interest in a transaction deemed material based upon our Code of Conduct and Ethics and Nevada law. From time to time, our Audit Committee, in accordance with its charter, will also review potential conflict of interest transactions involving members of our Board of Directors and our executive officers. The policy with respect to such transactions is provided in our company’s Code of Conduct and Ethics.

Related Party Transactions

Other than compensation arrangements, we describe below transactions and series of similar transactions, since January 1, 2019, to which we were a party or will be a party, in which:

●	the amounts involved exceeded or will exceed $120,000; and

●	any of our directors, executive officers, or holders of more than 5% of our voting securities, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

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Compensation arrangements for our directors and NEOs are described elsewhere in this proxy statement.

Agreements with Catalent, Inc.

J. Martin Carroll, a director of ours, has served as a director of Catalent, Inc. since July 2015. From time to time, we have entered into agreements with Catalent in the normal course of business. All such agreements have been reviewed and approved by disinterested directors of our company or a committee consisting of disinterested directors of our company since July 2015. During the years ended December 31, 2019, 2018 and 2017, we were billed by Catalent approximately $6,101,000, $4,111,000 and $3,646,000, respectively, for manufacturing activities related to our clinical trials, scale-up, registration batches, stability and validation testing. As of December 31, 2019 and 2018, there were amounts due to Catalent of approximately $35,000 and $88,000, respectively. In addition, we have minimum purchase requirements in place with Catalent.

2019 Offering

In connection with our October 2019 public offering of common stock, on October 25, 2019: (i) Robert G. Finizio, our Chief Executive Officer and a director, purchased 72,000 shares of our common stock directly from the company, (ii) John C.K. Milligan, IV, our President and Secretary and then-director, purchased 72,000 shares of our common stock directly from the company, and (iii) Brian Bernick, our co-founder and then-director, purchased 36,000 shares of our common stock directly from the company, all at the public offering price of $2.75 from the underwriters in our offering.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis section included in this proxy statement and, based on such review and discussions, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis section be included in this proxy statement.

May [●], 2020	Respectfully submitted, Cooper C. Collins, Chairman J. Martin Carroll Tommy G. Thompson

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DIRECTOR COMPENSATION

We compensate our non-employee directors with a combination of cash and equity. Our Board of Directors receives the follow cash compensation for their service: each director receives an annual cash retainer of $57,500; the chairperson of the Board receives an additional $22,500 annual cash retainer; the chairperson of our Audit Committee receives an annual cash retainer of $30,000 and the other members of the Audit Committee receive an annual cash retainer of $15,000; the chairperson of the Compensation Committee receives an annual cash retainer of $20,000 and the other members of the Compensation Committee receive an annual cash retainer of $12,000; and the chairperson of each of our other committees receives an annual cash retainer of $12,500 and the other members receive an annual cash retainer of $7,500. We also reimburse our directors for reasonable expenses related to attendance at Board of Directors and committee meetings. In addition, in 2019, each director received an annual grant of stock options to purchase 75,000 shares of our common stock and the Chairman of the Board received an additional grant of stock options to purchase 37,500 shares of our common stock. We do not pay our directors per meeting fees.

The following table and accompanying footnotes detail compensation paid to our directors for services rendered for the year ended December 31, 2019. Messrs. Finizio’s and Milligan’s compensation is described above under “Executive Compensation.”

Name	Fees Earned or Paid in Cash	Option Awards(1)(2)(3)		All Other Compensation		Total
Brian A. Bernick, M.D.	$—	$—	(4)	$—	(5)	$—
Dr. Jane Barlow	$77,000	$110,008		—		$187,008
J. Martin Carroll	$84,500	$110,008		—		$194,508
Cooper C. Collins	$92,500	$110,008		—		$202,508
Robert V. LaPenta, Jr.	$95,000	$110,008		—		$205,008
Jules A. Musing	$72,500	$110,008		—		$182,508
Nicholas Segal	$72,500	$110,008		—		$182,500
Angus C. Russell	$80,000	$110,008		—		$190,008
Tommy G. Thompson	$112,000	$165,012		—		$277,012

(1)	The valuation methodology used to determine the fair value of the options granted during the year was the Black-Scholes-Merton option-pricing model, an acceptable model in accordance with ASC 718. The Black-Scholes-Merton model requires the use of several assumptions including volatility of the stock price, the weighted average risk-free interest rate, and the weighted average expected life of the options. For further information, see “Note 9 – Stockholders’ Equity” included in the financial statements included in our Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2019.

(2)	Stock options depicted in the table above were granted to directors (other than Dr. Bernick) for serving on our Board of Directors on June 20, 2019 and will vest on June 20, 2020 for our current directors.

(3)	On December 31, 2019, each of the directors listed in the “Director Compensation” table had option awards outstanding to purchase the following number of shares of common stock: Dr. Bernick (1,260,000), Mr. Collins (570,000), Mr. LaPenta (570,000), Mr. Thompson (1,095,000), Mr. Segal (587,057), Mr. Musing (695,000), Mr. Russell (350,000), Mr. Carroll (350,000), Dr. Barlow (175,000) and there were no forfeitures of stock options by any of such directors in fiscal 2019.

(4)	Dr. Bernick receives no additional compensation for his duties as a director of our company. For the year ended December 31, 2019, Dr. Bernick received a grant of stock options for his services as an officer of our company valued at $484,467.

(5)	Dr. Bernick receives no additional compensation for his duties as a director of our company. For the year ended December 31, 2019, Dr. Bernick received cash compensation for his services as an officer of our company in the amount of $637,500.

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REPORT OF THE AUDIT COMMITTEE

The Board of Directors has appointed an Audit Committee consisting of independent directors. All of the members of the committee must be “independent” of our company and management, as independence is defined in applicable rules of the SEC and the Nasdaq listing standards.

The purpose of the Audit Committee is to assist the oversight of our Board of Directors in the integrity of the financial statements of our company, our company’s compliance with legal and regulatory matters, the independent auditor’s qualifications and independence, and the performance of our company’s independent auditor and any internal audit function. The primary responsibilities of the committee include overseeing our company’s accounting and financial reporting process and audits of the financial statements of our company. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditor is responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

In this context, the Audit Committee met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee the audited financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent registered public accounting firm that firm’s independence.

The Audit Committee discussed with our independent auditor the overall scope and plans for its audit. The Audit Committee meets with the independent auditor, with and without management present, to discuss the results of the independent auditor’s examinations, its evaluations of our company, the internal controls, and the overall quality of the financial reporting. The Audit Committee held six meetings in 2019.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the SEC.

The report has been furnished by the Audit Committee of our Board of Directors.

May [●], 2020	Angus C. Russell, Chairman Paul M. Bisaro Cooper Collins

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SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, AND OFFICERS

The following table sets forth information regarding the beneficial ownership of our common stock as of April 20, 2020, by the following:

●	each of our directors and executive officers;

●	all of our directors and executive officers as a group; and

●	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power of that security, including options and warrants that are currently exercisable or exercisable within 60 days of April 20, 2020. Shares issuable pursuant to stock options, warrants, and convertible securities are deemed outstanding for computing the percentage of the person holding such options, warrants, or convertible securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o TherapeuticsMD, Inc., 951 Yamato Road, Suite 220, Boca Raton, Florida 33431.

	Shares Beneficially Owned
Name of Beneficial Owners	Number	Percent(1)
Executive Officers and Directors:
Robert G. Finizio(2)	22,811,772	8.32%
John C.K. Milligan, IV(3)	7,950,606	2.90%
Daniel A. Cartwright(4)	2,088,334	*
Mitchell L. Krassan(5)	997,992	*
Michael Donegan(6)	331,666	*
Tommy G. Thompson (7)	1,677,956	*
Paul M. Bisaro(8)	—	—
J. Martin Carroll(9)	285,000	*
Cooper C. Collins(10)	561,000	*
Karen L. Ling(11)	—	—
Jules A. Musing (12)	625,000	*
Gail K. Naughton, Ph.D.(8)	—	—
Angus C. Russell(13)	368,500	*
All executive officers and directors as a group (13 persons)(14)	37,697,826	13.76%

5% Stockholders:
JPMorgan Chase & Co. (15)	19,718,046	7.26%
T. Rowe Price Associates, Inc. (16)	19,239,545	7.08%
BlackRock, Inc. (17)	18,259,143	6.72%
FMR LLC(18)	17,677,475	6.51%
Vanguard Group Inc. (19)	16,595,225	6.11%

*	Represents less than 1% of the outstanding shares of our common stock.

(1)	Applicable percentage of ownership is based on 271,683,266 shares of common stock outstanding as of April 20, 2020, as adjusted for each stockholder.

(2)	Includes (i) 18,325,964 shares held by Mr. Finizio directly, (ii) 1,004,941 shares held indirectly by Mr. Finizio through a grantor-retained annuity trust, (iii) 995,059 shares held by Robert Finizio Revocable Trust, (iv) 2,306,808 shares issuable to Mr. Finizio upon the exercise of vested stock options and (v) 179,000 shares issuable to Mr. Finizio upon the exercise of a vested warrant.

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(3)	Represents (i) 3,582,373 shares held by John C.K. Milligan Revocable Trust U/A 08/10/2009, as amended 11/22/2011, or the Trust, (ii) 1,472,419 shares held by Goldman Sachs & Co f/b/o John Milligan IRA, (iii) 434,814 shares held indirectly by the Milligan Irrevocable Nonexempt Trust – 2014, (iv) 72,000 shares held by Mr. Milligan directly, (v) 2,210,000 shares issuable to Mr. Milligan upon the exercise of vested stock options and (vi) 179,000 shares issuable to Mr. Milligan upon the exercise of a vested warrant. Mr. Milligan serves as the trustee and is the beneficiary of the Trust.

(4)	Represents (i) 1,488,334 shares issuable to Mr. Cartwright upon the exercise of vested stock options and (ii) 600,000 shares issuable to Mr. Cartwright upon the exercise of a vested warrant.

(5)	Represents 997,992 shares issuable to Mr. Krassan upon the exercise of vested stock options.

(6)	Represents 331,666 shares issuable to Mr. Donegan upon the exercise of vested stock options.

(7)	Represents (i) 690,900 shares held by Thompson Family Investments, LLC, an entity solely owned by Thompson Family Holdings, LLC, an entity solely owned by Mr. Thompson, (ii) 3,555 shares held by Mr. Thompson directly, (iii) 1,001 shares held indirectly by Thompson Family Holdings, LLC and (iv) 982,500 shares issuable to Mr. Thompson upon the exercise of vested stock options.

(8)	Appointed to the Board of Directors on March 20, 2020.

(9)	Includes (i) 10,000 shares held by Mr. Carroll directly and (ii) 275,000 shares issuable to Mr. Carroll upon the exercise of vested stock options.

(10)	Includes (i) 66,000 shares held by Mr. Collins directly and (ii) 495,000 shares issuable to Mr. Collins upon the exercise of vested stock options.

(11)	Appointed to the Board of Directors on April 16, 2020.

(12)	Includes (i) 5,000 shares held directly by Mr. Musing and (ii) 620,000 shares issuable to Mr. Musing upon the exercise of vested stock options.

(13)	Includes (i) 93,500 shares held by Mr. Russell directly and (ii) 275,000 shares issuable to Mr. Russell upon the exercise of vested stock options.

(14)	This amount includes all shares directly and indirectly owned by all executive officers and directors and all shares issuable directly and indirectly upon the exercise of vested stock options and warrants held by our executive officers and directors.

(15)	JPMorgan Chase & Co. has sole voting power over 17,413,431 shares and sole dispositive power over 19,718,046 shares. JPMorgan Chase & Co.’s address is 383 Madison Avenue, New York, NY 10179. This information is based on Amendment No. 3 to Schedule 13G filed with the SEC on January 21, 2020. Reported ownership includes shares held by subsidiaries listed in the filing.

(16)	T. Rowe Price Associates, Inc. has sole voting power over 3,708,195 shares and sole dispositive power over 19,239,545 shares. T. Rowe Price Associates, Inc.’s address is 100 E. Pratt Street, Baltimore, MD 21202. This information is based on Amendment No. 7 to Schedule 13G filed with the SEC on February 14, 2020.

(17)	BlackRock, Inc. has sole voting power over 17,866,178 shares and sole dispositive power over 18,259,143 shares. BlackRock, Inc.’s address is 55 East 52nd Street, New York, NY 10055. This information is based on Amendment No. 3 to Schedule 13G filed with the SEC on February 6, 2020. Reported ownership includes shares held by subsidiaries listed in the filing.

(18)	FMR LLC and Abigail P. Johnson have sole voting power over 1,495,370 shares and sole dispositive power over 17,677,475 shares. The address of FMR LLC is 245 Summer Street, Boston, MA 02210. This information is based on Amendment No. 9 to Schedule 13G filed with the SEC on February 7, 2020. Reported ownership includes shares held by subsidiaries listed in the filing.

(19)	Vanguard Group Inc. has sole voting power over 443,655 shares, shared voting power over 13,425 shares, sole dispositive power over 16,175,105 shares and shared dispositive power over 420,120 shares. The Vanguard Group’s address is 100 Vanguard Blvd., Malvern, PA 19355. This information is based on Amendment No. 2 to Schedule 13G filed with the SEC on February 12, 2020. Reported ownership includes shares held by subsidiaries listed in the filing.

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PROPOSAL TWO

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

Background

The Dodd-Frank Act enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our NEOs as disclosed in this proxy statement in accordance with the SEC’s rules.

Summary

Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to provide advisory approval of the compensation of our NEOs (which consist of our Chief Executive Officer, our Chief Financial Officer, and our three other most highly compensated executive officers during our last completed fiscal year), as such compensation is described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure set forth in this proxy statement, beginning on page 16. Our executive compensation program is designed to enable us to attract, motivate, and retain highly qualified executives. This program provides long-term stock-based incentive compensation that focuses our executives’ efforts on building stockholder value by aligning their interests with those of our stockholders. We urge our stockholders to review the Compensation Discussion and Analysis section included in this proxy statement and the executive-related compensation tables for more information.

It is expected that the next say-on-pay vote will occur at the 2021 annual meeting of stockholders.

Board Recommendation

Our Board of Directors believes that the information provided within the “Executive Compensation” section of this proxy statement demonstrates our executive compensation program is designed appropriately and is working to ensure our NEOs receive the majority of their compensation based on performance-driven considerations and that management’s interests are aligned with our stockholders’ interests to support long-term value creation.

The following resolution is submitted for a stockholder vote at the annual meeting:

RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2019, as disclosed in the Compensation Discussion and Analysis section, compensation tables, and narrative discussion set forth in this proxy statement.

Vote Required

The say-on-pay vote is advisory, and therefore not binding on our company, the Compensation Committee, or our Board of Directors. Although non-binding, the vote will provide information to the Compensation Committee and our Board of Directors regarding investor sentiment about our executive compensation philosophy, policies, and practices, which the Compensation Committee and our Board of Directors will be able to consider when determining executive compensation for the years to come.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” ADOPTION OF THE RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2019, AS DESCRIBED IN THE COMPENSATION DISCUSSION AND ANALYSIS SECTION AND THE RELATED TABULAR AND NARRATIVE DISCLOSURE SET FORTH IN THIS PROXY STATEMENT.

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PROPOSAL THREE

AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION, AS AMENDED

Overview

Our Board of Directors has approved the amendment to our Amended and Restated Articles of Incorporation, as amended, subject to stockholder approval, to increase the number of authorized shares of common stock from 350,000,000 shares to 600,000,000 shares, the Share Increase, and recommends unanimously that our stockholders approve the Share Increase. The proposed amendment is reflected in the Charter Amendment attached to this proxy statement as Appendix A. For avoidance of doubt, this Proposal Three will only amend Article IV of our Amended and Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock by 250,000,000. You are encouraged to read the Charter Amendment in its entirety.

The additional 250,000,000 shares of common stock will be part of the existing class of common stock, and, if and when issued, would have the same rights and privileges as the shares of common stock presently issued and outstanding. The Company’s Amended and Restated Articles of Incorporation, as amended, has not been previously amended to increase the number of authorized shares of common stock since June 2015.

Purpose

Our Board of Directors believes that the authorized number of shares of common stock should be increased as a matter of good corporate governance to provide sufficient shares for such corporate purposes as may reasonably be determined by the Board of Directors to be necessary and in the best interest of our company and stockholders. These purposes may include, but are not limited to:

●	expanding our business through the acquisition of other businesses, products or assets;

●	establishing partnerships, collaborations and/or other strategic relationships with other companies;

●	raising capital through the future sale of our common stock when necessary or appropriate; and

●	attracting and retaining valuable employees by providing shares available for equity incentives.

Our Board of Directors believes that these additional shares would provide us with needed flexibility to issue shares in the future without potential expense or delay incident to obtaining stockholder approval for a particular issuance. Currently, we do not have any specific plans, arrangements, undertakings or agreements for the proposed increase of authorized shares in connection with any of the foregoing prospective activities. Once authorized, the additional shares of common stock may be issued with approval of our Board of Directors but without further approval from our stockholders, unless applicable law, rule or regulation requires stockholder approval for such issuance. Stockholder approval of the Share Increase is required under Nevada law.

Proposed Changes to the Amended and Restated Articles of Incorporation, as Amended

The proposed Share Increase will increase the number of shares of common stock authorized for issuance from 350,000,000 shares to 600,000,000 shares. The Company is currently authorized to issue 360,000,000 shares of capital stock, of which 350,000,000 shares are designated as common stock and 10,000,000 shares are designated as preferred stock, $0.001 par value per share (“preferred stock”) (none of which are currently issued and outstanding). The Share Increase will not change any substantive terms of the common stock or preferred stock or any powers or rights of their respective holders. The common stock will continue to be listed and traded on the Nasdaq Global Select Market under the symbol “TXMD.”

If Proposal Three is approved, we intend to amend our Amended and Restated Articles of Incorporation, as amended, in connection with implementing the proposal. A copy of the Charter Amendment is attached to this proxy statement as Appendix A.

Certain Risks Associated with the Charter Amendment

There can be no assurance that the market price per share of our common stock after the Charter Amendment will remain constant in proportion to the increase in the number of shares of our common stock outstanding before the Charter Amendment.

The market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. These factors include the status of the market for our common stock, our reported results of operations in future periods, and general economic, market and industry conditions.

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Principal Effects on Outstanding Common Stock

Holders of common stock are entitled to one vote per share on all matters submitted to a vote of stockholders. Upon a liquidation, dissolution or windup of our company, holders of common stock would be entitled to share ratably in any assets for distribution to stockholders after payment of all of the company’s obligations, subject to the rights to receive preferential distributions of the holders of any preferred stock then outstanding.

The additional shares of common stock would have rights identical to our common stock currently outstanding. Approval of the Share Increase and any issuance of common stock would not affect the rights of the holders of our common stock currently outstanding, except to the extent that future issuances of common stock would reduce each existing stockholder’s proportionate ownership. If the proposed Share Increase is approved and the Board of Directors decides to issue such shares of common stock, such issuance of common stock would increase the outstanding number of shares of common stock, thereby causing dilution in earnings per share and voting interests of the outstanding common stock. As of the record date, 271,683,266 shares of our common stock were issued and outstanding, 33,840,758 shares of our common stock were subject to outstanding stock options, warrants, restricted stock awards, or other convertible securities, and 4,970,994 shares of our common stock were reserved for issuance under the 2019 Plan, thereby leaving 39,504,982 shares of common stock unassigned and authorized for potential issuance of the current 350,000,000 shares of common stock authorized. We are also asking our stockholders to approve the Purchase Plan, which would have 5,400,000 shares reserved for issuance thereunder. If the Share Increase is approved, there will be 289,504,982 shares of common stock unassigned and authorized for potential issuance. If approved, the Share Increase will not change the number of shares of preferred stock authorized for issuance.

Additionally, the issuance of additional shares of common stock could have the effect of making it more difficult for a third party to acquire, or discouraging a third party from attempting to acquire, control of our company. While the issuance of additional shares of common stock may be deemed to have potential anti-takeover effects, including by delaying or preventing a change in control of the company through subsequent issuances of these shares and the other reasons set forth above, which among other things, could include issuances in one or more transactions that would make a change in control of the company more difficult, and therefore, less likely, this proposal to increase the authorized common stock is not prompted by any specific effort of which we are aware to accumulate shares of our common stock or obtain control of the company. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of common stock as compared to the then-existing market price. Although the issuance of additional shares of common stock could, under certain circumstances, have an anti-takeover effect, this proposal to adopt the Charter Amendment is not in response to any attempt to accumulate common stock or obtain control of the company that we are aware of, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors or stockholders.

Vote Required

Approval of Proposal Three requires the affirmative vote of a majority of the company’s outstanding stock entitled to vote thereon, meaning that the votes cast by the stockholders “FOR” the approval of the Charter Amendment must represent a majority of the shares of common stock outstanding as of the record date.

Board Recommendation

OUR BOARD OF DIRECTORS HAS UNANIMOUSLY DETERMINED THAT APPROVAL OF THE CHARTER AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS. ON THE BASIS OF THE FOREGOING, OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE CHARTER AMENDMENT AND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE CHARTER AMENDMENT.

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PROPOSAL FOUR

ADOPTION OF THERAPEUTICSMD, INC. EMPLOYEE STOCK PURCHASE PLAN

On April 20, 2020, the Board of Directors adopted the TherapeuticsMD, Inc. 2020 Employee Stock Purchase Plan, or the Purchase Plan. If approved by the company’s stockholders, the Purchase Plan authorizes the issuance of up to 5,400,000 shares of our common stock (subject to adjustment for certain changes in the capital structure of the company). A copy of the proposed Purchase Plan is attached hereto as Appendix B.

The Board of Directors believes that the Purchase Plan advances the interests of the company and its stockholders by providing its employees with an opportunity through payroll deductions to purchase shares of common stock and is helpful in attracting, retaining and rewarding valued employees. To provide an adequate reserve of shares to permit the company to continue offering employees a stock purchase opportunity, the Board of Directors has adopted the Purchase Plan, subject to and effective upon the date of stockholder approval.

Summary of the Purchase Plan

The following summary of the Purchase Plan is qualified in its entirety by the specific language of the Purchase Plan, which is attached hereto as Appendix B.

General. The Purchase Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code but also permits us to include our non-U.S. employees in offerings not intended to qualify under Section 423. Each participant in the Purchase Plan is granted at the beginning of each offering under the Purchase Plan, or an Offering, the right to purchase, or a Purchase Right, through accumulated post-tax payroll deductions up to a number of shares of the common stock determined on the first day of the Offering. The Purchase Right is automatically exercised on each purchase date during the Offering, unless the participant has withdrawn from participation in the Purchase Plan prior to such date.

Shares Subject to the Purchase Plan. The Purchase Plan authorizes the sale of an aggregate of 5,400,000 shares of common stock. If any Purchase Right expires, terminates, or is canceled, the shares allocable to the unexercised portion of such Purchase Right will again be available for issuance under the Purchase Plan. To prevent dilution or enlargement of the rights of participants under the Purchase Plan, appropriate and proportionate adjustments to the number of shares subject to the Purchase Plan will be made if any change is made to the outstanding common stock by reason of merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or any similar change in the capital structure of the company not involving the receipt of consideration by the company.

Administration. The Purchase Plan is administered by the Compensation Committee or other committee or subcommittee duly appointed by our Board of Directors to administer the Purchase Plan. Subject to the provisions of the Purchase Plan, the Compensation Committee determines the terms and conditions of Purchase Rights granted under the Purchase Plan. The Compensation Committee will interpret the Purchase Plan and the Purchase Rights granted, and all determinations of the Compensation Committee will be final and binding on all persons having an interest in the Purchase Plan or any Purchase Right.

Eligibility. Generally, any employee of the company or any present or future parent or subsidiary corporation of the company designated by the Compensation Committee for inclusion in the Purchase Plan is eligible to participate in an Offering under the Purchase Plan, so long as the employee is customarily employed for more than 20 hours per week and more than five months in any year. If any local laws applicable to any of our non-U.S. employees require that participation in the Purchase Plan be extended to additional classes of employees or otherwise impose different terms or restrictions on their participation, those requirements may be satisfied through separate Offerings under the Purchase Plan not intended to qualify under Section 423 of the Code, and such separate Offerings will be treated part of a “Non-423 Plan” component of the Purchase Plan. Employees in certain jurisdictions having unfavorable laws regarding stock purchase plans may be excluded from participating in the Purchase Plan. In any event, no employee who owns or holds options to purchase, or who, as a result of participation in the Purchase Plan, would own or hold options to purchase, five percent or more of the total combined voting power or value of all classes of stock of the company or of any parent or subsidiary corporation of the company is eligible to participate in the Purchase Plan. As of the record date, 338 employees (which includes our named executive officers other than Mr. Finizio who, as a holder of more than 5% our common stock, is not eligible to participate in the Purchase Plan) would be eligible to participate in the Purchase Plan were it then in effect. Non-employee directors and consultants are also not eligible to participate in the Purchase Plan.

Offerings. Generally, each Offering under the Purchase Plan will be for a period of six months, or an Offering Period, with new Offering Periods commencing on or about the fifteenth (15th) days of May and November of each year and ending on or about the fourteenth (14th) days of the next May and November of each year. The Board of Directors may establish a different term for one or more Offerings, not to exceed 27 months, or different beginning or ending dates for any Offering Period.

Participation and Purchase of Shares. Participation in an Offering under the Purchase Plan is limited to eligible employees who deliver a properly completed subscription agreement and, with the exception of non-U.S. employees for whom local law will not permit such deductions, who authorize payroll deduction contributions under the Purchase Plan prior to the first day of the Offering Period, or the Offering Date. Payroll deductions may not exceed 15% (or such other rate as the Compensation Committee determines) of an employee’s compensation on any payday during the Offering Period. The Compensation Committee will specify alternative means for funding share purchases under the Purchase Plan by non-U.S. employees in jurisdictions where local law will not permit payroll deductions. An employee who becomes a participant in the Purchase Plan will automatically participate in each subsequent Offering Period beginning immediately after the last day of the Offering Period in which he or she is a participant until the employee withdraws from the Purchase Plan, becomes ineligible to participate, or if the employee’s employment is terminated.

Subject to any uniform limitations or notice requirements imposed by the company, a participant may increase or decrease his or her rate of payroll deductions or withdraw from the Purchase Plan at any time during an Offering. Upon withdrawal, the company will refund without interest the participant’s accumulated payroll deductions not previously applied to the purchase of shares. Once a participant withdraws from an Offering, that participant may not again participate in the same Offering.

Subject to certain limitations and unless different terms are specified by the Compensation Committee, each participant in an Offering is granted a Purchase Right for a number of whole shares determined by dividing the product of $2,083.33 and the number of months in the

43

Offering Period by the fair market value of a share of our common stock on the Offering Date, provided that no participant’s Purchase Right may exceed 400 shares multiplied by the number of months in the Offering Period. In any event, no participant may be granted a Purchase Right that would allow the participant to purchase shares under the Purchase Plan or any other employee stock purchase plan of the company or any of our subsidiaries having a fair market value (measured on the first day of the Offering Period in which the shares are purchased) exceeding $25,000 for each calendar year in which the Purchase Right is outstanding at any time. Purchase Rights are nontransferable and may only be exercised by the participant.

On each purchase date, the company issues to each participant in the Offering the number of shares of common stock determined by dividing the amount of payroll deductions (or other funds that may have been contributed by certain non-U.S. participants) accumulated for the participant during the Offering Period by the purchase price, limited in any case by the number of shares subject to the participant’s Purchase Right for that Offering. The price at which shares are sold under the Purchase Plan is established by the Compensation Committee but may not be less than 85% of the fair market value per share of common stock on the Offering Date or the purchase date, whichever is less. The fair market value of the common stock on any relevant date generally will be the closing price per share as reported on the Nasdaq. On the record date, the closing price per share of common stock was $0.9454. Any amounts credited to a participant’s plan account not applied to the purchase of shares will be returned to the participant without interest, unless the amount remaining is less than the amount necessary to purchase a whole share of common stock, in which case the remaining amount may be applied to the next Offering Period, or will be refunded in the event the employee chooses not to participate in the Purchase Plan during such Offering Period.

Change in Control of the Company. The Purchase Plan provides that a “Change in Control” occurs upon (a) a person or entity (with certain exceptions described in the Purchase Plan) becoming the direct or indirect beneficial owner of more than 50% of the company’s voting stock; (b) stockholder approval of a liquidation or dissolution of the company; or (c) the occurrence of any of the following events upon which the stockholders of the company immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of the company, its successor or the entity to which the assets of the company were transferred: (i) a sale or exchange by the stockholders in a single transaction or series of related transactions of more than 50% of the company’s voting stock; (ii) a merger or consolidation in which the company is a party; or (iii) the sale, exchange or transfer of all or substantially all of the assets of the company (other than a sale, exchange or transfer to one or more subsidiaries of the company). If a Change in Control occurs, then, unless the surviving or acquiring corporation assumes or continues the outstanding Purchase Rights or substitutes equivalent rights for such corporation’s shares, the Purchase Plan participants’ accumulated payroll deductions will be applied to purchase shares of the common stock in the current Offerings on a date before the Change in Control specified by the Compensation Committee.

Termination or Amendment. The Purchase Plan will continue until terminated by the Compensation Committee. The Compensation Committee may at any time amend, suspend, or terminate the Purchase Plan, except that the approval of the company’s stockholders is required within twelve months of the adoption of any amendment that either increases the number of shares authorized for issuance under the Purchase Plan or changes the definition of the corporations whose employees may participate in the Purchase Plan.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Purchase Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Generally, there are no tax consequences to an employee of either becoming a participant in the Purchase Plan or purchasing shares under the Purchase Plan. The tax consequences of a disposition of shares vary depending on the period such stock is held before its disposition. If a participant disposes of shares within two years after the Offering Date or within one year after the purchase date on which the shares are acquired (a “disqualifying disposition”), the participant recognizes ordinary income in the year of disposition in an amount equal to the difference between the fair market value of the shares on the purchase date and the purchase price. Such income may be subject to withholding of tax. Any additional gain or resulting loss recognized by the participant from the disposition of the shares is a capital gain or loss.

If the participant disposes of shares at least two years after the Offering Date and at least one year after the purchase date on which the shares are acquired, the participant recognizes ordinary income in the year of disposition in an amount equal to the lesser of (i) the difference between the fair market value of the shares on the date of disposition and the purchase price or (ii) the difference between the fair market value of the shares on the Offering Date and purchase price (determined as if the Purchase Right were exercised on the Offering Date). Any additional gain recognized by the participant on the disposition of the shares is a capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there is no ordinary income, and the loss recognized is a capital loss. If the participant owns the shares at the time of the participant’s death, the lesser of (i) the difference between the fair market value of the shares on the date of death and the purchase price or (ii) the difference between the fair market value of the shares on the Offering Date and the purchase price (determined as if the Purchase Right were exercised on the Offering Date) is recognized as ordinary income in the year of the participant’s death.

If the participant disposes of the shares in a disqualifying disposition, the company should be entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the disposition, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. In all other cases, no deduction is allowed for the company.

If the exercise of a Purchase Right does not constitute an exercise pursuant to an “employee stock purchase plan” under section 423 of the Code, the exercise of the Purchase Right will be treated as the exercise of a nonstatutory stock option. The participant would therefore recognize ordinary income on the purchase date equal to the excess of the fair market value of the shares acquired over the purchase price. Such income is subject to withholding of income and employment taxes. Any gain or loss recognized on a subsequent sale of the shares, as measured by the difference between the sale proceeds and the sum of (i) the purchase price for such shares and (ii) the amount of ordinary income recognized on the exercise of the Purchase Right, will be treated as a capital gain or loss, as the case may be.

New Plan Benefits and Additional Information

Because benefits under the Purchase Plan will depend on employees’ elections to participate and the fair market value of the common stock at various future dates, it is not possible to determine the benefits that will be received by employees if the Purchase Plan is approved by our stockholders. Non-employee directors and consultants are not eligible to participate in the Purchase Plan.

Vote Required

Approval of the Purchase Plan proposal will require the affirmative vote of a majority of the votes cast, assuming that a quorum is present at the meeting.

Board Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE THERAPEUTICSMD, INC. 2020 EMPLOYEE STOCK PURCHASE PLAN.

44

PROPOSAL FIVE

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Audit Committee of our Board of Directors has selected and appointed Grant Thornton as our independent registered public accounting firm for the 2020 fiscal year. Grant Thornton has served as our independent registered public accounting firm since March 30, 2015.

Our Audit Committee recommends that stockholders vote in favor of the ratification of the appointment of Grant Thornton to audit the consolidated financial statements of our company for the fiscal year ending December 31, 2020. Although ratification is not required by our bylaws or otherwise, our Board of Directors is submitting the appointment of Grant Thornton to our stockholders for ratification as a matter of good corporate practice. In the event of a negative vote on such ratification, our Audit Committee will reconsider its selection.

We expect that representatives of Grant Thornton will be present at the 2020 Annual Meeting of Stockholders, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Aggregate fees billed to our company for the fiscal year ended December 31, 2019 and 2018 by Grant Thornton, our independent registered public accounting firm, were as follows:

	2019	2018
Audit Fees	$413,695	$362,135
Audit-Related Fees	$—	$—
Tax Fees	$143,753	$85,383
All Other Fees	$—	$—

Audit fees consist of fees associated with the annual audit, including the audit of the effectiveness of internal control over financial reporting, the reviews of our annual and quarterly reports, and other filings with the SEC as well as comfort letters and consents. Tax fees included the preparation of our tax returns.

Audit Committee Pre-Approval Policies and Procedures

The charter of our Audit Committee provides that the duties and responsibilities of our Audit Committee include the pre-approval, or adopting procedures for pre-approval, of all audit, audit-related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by our independent auditor. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Audit Committee. Unless otherwise specified by the Audit Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Audit Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Code and related regulations.

To the extent deemed appropriate, the Audit Committee may delegate pre-approval authority to the Chairperson of the Audit Committee or any one or more other members of the Audit Committee provided that any member of the Audit Committee who has exercised any such delegation must report any such pre-approval decision to the Audit Committee at its next scheduled meeting. The Audit Committee will not delegate to management the pre-approval of services to be performed by the independent auditor.

Our Audit Committee requires that our independent auditor, in conjunction with our Chief Financial Officer, be responsible for seeking pre-approval for providing services to us and that any request for pre-approval must inform the Audit Committee about each service to be provided and must provide detail as to the particular service to be provided.

All of the services provided by Grant Thornton described above were approved by our Audit Committee pursuant to our Audit Committee’s pre-approval policies. All of the hours spent by Grant Thornton in auditing our financial statements for the fiscal year ended 2019 and 2018 were attributed to work performed by Grant Thornton’s full-time, permanent employees.

Ratification by Stockholders of the Appointment of Independent Auditor

Ratification of the appointment of Grant Thornton to audit the consolidated financial statements of our company for the fiscal year ending December 31, 2020 will require the affirmative vote of a majority of the votes cast, assuming that a quorum is present at the meeting.

Board Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF GRANT THORNTON, LLP TO AUDIT THE CONSOLIDATED FINANCIAL STATEMENTS OF OUR COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

45

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

As more specifically provided in our bylaws, as amended, no business may be brought before an annual meeting of stockholders unless it is specified in the notice of the meeting or is otherwise properly brought before the meeting by or at the direction of our Board of Directors or by a stockholder entitled to vote who has delivered proper notice to us, together with the information required by our bylaws, as amended. Director nominations and stockholder proposals that are intended to be presented by stockholders at the annual meeting of stockholders for the fiscal year ending December 31, 2020 must be received by us not less than 90 days (by March 19, 2021) and not more than 120 days (by February 18, 2021) before the anniversary of the prior year’s annual meeting of stockholders, unless we change the date of our 2021 annual meeting by more than 30 days before or 60 days after such anniversary date, in which case, stockholder proposals must be received not earlier than 120 days prior to the annual meeting and not later than the later to occur of 90 days prior to the annual meeting and ten days following the date on which a public announcement of the date of the annual meeting is first made by us.

Stockholders interested in submitting a proposal for inclusion in our proxy materials for the 2021 annual meeting may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act and our bylaws, as amended. To be eligible for inclusion in such proxy materials, stockholder proposals must be received not later than December [●], 2020.

Stockholder proposals should be addressed and delivered to our corporate secretary at the address of our executive offices set forth in this proxy statement.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual reports, proxy statements, and Notices of Internet Availability of Proxy Materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

If you and other stockholders of record with whom you share an address currently receive multiple copies of our annual report, proxy statement, or Notice of Internet Availability of Proxy Materials and would like to participate in our householding program, please contact Broadridge by calling toll-free at 800-542-1061, or by writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Alternatively, if you participate in householding and wish to revoke your consent and receive separate copies of our annual report, proxy statement, or Notice of Internet Availability of Proxy Materials, please contact Broadridge as described above. In addition, we will promptly deliver, upon the written or oral request to Broadridge at the address or telephone number above, a separate copy of our annual report, proxy statement, or Notice of Internet Availability of Proxy Materials to a stockholder at a shared address to which a single copy of the documents was delivered.

A number of brokerage firms have instituted householding. If you hold your shares in street name, please contact your bank, broker or other holder of record to request information about householding.

OTHER MATTERS

We know of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as our Board of Directors may recommend.

46

Appendix A

Amendment to Amended and Restated Articles of Incorporation, as amended

(See attached)

A-1

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: TherapeuticsMD, Inc. Entity or Nevada Business Identification Number (NVID): NV20101548400
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)	☐ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______ The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☐ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ______
	☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: ______ Jurisdiction of formation: ______ Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) ______ * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 1/1/2019

A-2

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)

Date: ______ Time: ______

(must not be later than 90 days after the certificate is filed)

5. Information Being Changed: (Domestic corporations only)

Changes to takes the following effect:

- ☐ The entity name has been amended.
- ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)
- ☐ The purpose of the entity has been amended.
- ☒ The authorized shares have been amended.
- ☐ The directors, managers or general partners have been amended.
- ☐ IRS tax language has been added.
- ☐ Articles have been added.
- ☐ Articles have been deleted.
- ☐ Other.

The articles have been amended as follows: (provide article numbers, if available)

See below:

(attach additional page(s) if necessary)

6. Signature: (Required)

X ______________________
Signature of Officer or Authorized Signer

Chief Executive Officer
Title

X ______________________
Signature of Officer or Authorized Signer

Title

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

The articles have been amended as follows: The first paragraph of Article 4 of the Articles of Incorporation of the Corporation is deleted in its entirety and the following is substituted therefor:

"The total number of shares of all classes of capital stock that the Corporation has the authority to issue is Six Hundred Ten Million (610,000,000) shares, of which Six Hundred Million (600,000,000) shares will be designated common stock, $0.001 par value per share ("Common Stock"), and Ten Million (10,000,000) shares will be designated preferred stock, $0.001 par value per share ("Preferred Stock")."

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 1/1/2019

A-3

Appendix B

TherapeuticsMD, Inc. 2020 Employee Stock Purchase Plan

(See attached)

B-1

THERAPEUTICSMD, INC.

2020 EMPLOYEE STOCK PURCHASE PLAN

-i-

10.	Accumulation of Purchase Price through Payroll Deduction		11

	10.1	Amount of Payroll Deductions	11

	10.2	Commencement of Payroll Deductions	11

	10.3	Election to Decrease or Stop Payroll Deductions	11

	10.4	Administrative Suspension of Payroll Deductions	12

	10.5	Participant Accounts	12

	10.6	No Interest Paid	12

11.	Purchase of Shares		12

	11.1	Exercise of Purchase Right	12

	11.2	Pro Rata Allocation of Shares	13

	11.3	Delivery of Title to Shares	13

	11.4	Return of Plan Account Balance	13

	11.5	Tax Withholding	13

	11.6	Expiration of Purchase Right	14

	11.7	Provision of Reports and Stockholder Information to Participants	14

12.	Withdrawal from Plan		14

	12.1	Voluntary Withdrawal from the Plan	14

	12.2	Return of Plan Account Balance	14

13.	Termination of Employment or Eligibility		15

14.	Effect of Change in Control on Purchase Rights		15

15.	Nontransferability of Purchase Rights		15

16.	Compliance with Securities Law		15

17.	Rights as a Stockholder and Employee		16

18.	Notification of Disposition of Shares		16

19.	Legends		16

20.	Designation of Beneficiary		17

	20.1	Designation Procedure	17

	20.2	Absence of Beneficiary Designation	17

21.	Notices		17

22.	Amendment or Termination of the Plan		17

-ii-

TherapeuticsMD, Inc.

2020 Employee Stock Purchase Plan

1.             Establishment, Purpose and Term of Plan.

1.1              Establishment. The TherapeuticsMD, Inc. 2020 Employee Stock Purchase Plan (the “Plan”) is hereby established effective as of June 18, 2020, the date of its approval by the stockholders of the Company (the “Effective Date”).

1.2              Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain, and reward Eligible Employees of the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan provides such Eligible Employees with an opportunity to acquire a proprietary interest in the Company through the purchase of Stock. The Company intends that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code (including any amendments or replacements of such section), and the Plan shall be so construed.

1.3              Term of Plan. The Plan shall continue in effect until its termination by the Committee.

2.             Definitions and Construction.

2.1           Definitions. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)           “Beneficial Owner” and “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(b)          “Board” means the Board of Directors of the Company.

(c)          “Change in Control” means the occurrence of any one or a combination of the following:

(i) The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the value of then outstanding equity securities of the Company (the “Outstanding Company Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute or result in a Change in Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (1), (2), and (3) of subsection (ii) below; or

(ii) Consummation of (A) a reorganization, merger, statutory share exchange or consolidation or similar transaction involving (x) the Company or (y) any of its Subsidiary Corporations, but in the case of this clause (y) only if equity securities of the Company are issued or issuable in connection with the transaction (each of the events referred to in this clause (A) being hereinafter referred to as a “Business Reorganization”), or (B) a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Subsidiary Corporations (each an “Asset Sale”), in each case, unless, following such Business Reorganization or Asset Sale, (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Reorganization or Asset Sale beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Reorganization or Asset Sale (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Continuing Entity”) in substantially the same proportions as their ownership, immediately prior to such Business Reorganization or Asset Sale, of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be (excluding any outstanding equity or voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Business Reorganization or Asset Sale as a result of their ownership, prior to such consummation, of equity or voting securities of any company or other entity involved in or forming part of such Business Reorganization or Asset Sale other than the Company), (2) no Person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity or any entity controlled by the Continuing Entity or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the Continuing Entity or the combined voting power of the then outstanding voting securities of the Continuing Entity except to the extent that such ownership existed prior to the Business Reorganization or Asset Sale, and (3) at least a majority of the members of the Board of Directors or other governing body of the Continuing Entity were Incumbent Directors at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Reorganization or Asset Sale; or

(iii) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

2

(d)          “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(e)         “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(f)          “Company” means TherapeuticsMD, Inc., a Nevada corporation, or any successor corporation thereto.

(g)         “Compensation” means, with respect to any Offering Period, regular base wages or salary, overtime payments, shift premiums, and payments for paid time off, calculated before deduction of (i) any income or employment tax withholdings or (ii) any amounts deferred pursuant to Section 401(k) or Section 125 of the Code. Compensation shall be limited to such amounts actually payable in cash or deferred during the Offering Period. Compensation shall not include (i) sign-on bonuses, annual or other incentive bonuses, commissions, profit-sharing distributions, or other incentive-type payments, (ii) any contributions made by a Participating Company on the Participant’s behalf to any employee benefit or welfare plan now or hereafter established (other than amounts deferred pursuant to Section 401(k) or Section 125 of the Code), (iii) payments in lieu of notice, payments pursuant to a severance agreement, termination pay, moving allowances, relocation payments, or (iv) any amounts directly or indirectly paid pursuant to the Plan or any other stock purchase, stock option, or other stock-based compensation plan, or any other compensation not expressly included by this Section.

(h)         “Eligible Employee” means an Employee who meets the requirements set forth in Section 5 for eligibility to participate in the Plan.

(i)           “Employee” means a person treated as an employee of a Participating Company for purposes of Section 423 of the Code. A Participant shall be deemed to have ceased to be an Employee either upon an actual termination of employment or upon the corporation employing the Participant ceasing to be a Participating Company. For purposes of the Plan, an individual shall not be deemed to have ceased to be an Employee while on any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. If an individual’s leave of absence exceeds ninety (90) days, the individual shall be deemed to have ceased to be an Employee on the ninety-first (91st) day of such leave unless the individual’s right to reemployment with the Participating Company Group is guaranteed either by statute or by contract.

(j)            “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

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(k)         “Fair Market Value” means, as of any date:

(i)             If, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value is established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as determined by the Committee, in its discretion.

(ii)            If, on the relevant date, the Stock is not then listed on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined in good faith by the Committee.

(l)          “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).

(m)        “Non-United States Offering” means a separate Offering covering Eligible Employees of one or more Participating Companies whose Eligible Employees are subject to a prohibition under applicable law on payroll deductions, as described in Section 11.1(b).

(n)         “Offering” means an offering of Stock pursuant to the Plan, as provided in Section 6.

(o)         “Offering Date” means, for any Offering Period, the first day of such Offering Period.

(p)         “Offering Period” means a period, established by the Committee in accordance with Section 6, during which an Offering is outstanding.

(q)         “Officer” means any person designated by the Board as an officer of the Company.

(r)          “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(s)         “Participant” means an Eligible Employee who has become a participant in an Offering Period in accordance with Section 7 and remains a participant in accordance with the Plan.

(t)          “Participating Company” means the Company and any Parent Corporation or Subsidiary Corporation designated by the Committee as a corporation the Employees of which may, if Eligible Employees, participate in the Plan. The Committee shall have the discretion to determine from time to time which Parent Corporations or Subsidiary Corporations shall be Participating Companies. The Committee shall designate from time to time and set forth in Appendix A to this Plan those Participating Companies whose Eligible Employees may participate in the Plan.

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(u)         “Participating Company Group” means, at any point in time, the Company and all other corporations collectively which are then Participating Companies.

(v)          “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(w)         “Purchase Date” means, for any Offering Period, the last day of such Offering Period, or, if so determined by the Committee, the last day of each Purchase Period occurring within such Offering Period.

(x)          “Purchase Period” means a period, established by the Committee in accordance with Section 6, included within an Offering Period and on the final date of which outstanding Purchase Rights are exercised.

(y)         “Purchase Price” means the price at which a share of Stock may be purchased under the Plan, as determined in accordance with Section 9.

(z)          “Purchase Right” means an option granted to a Participant pursuant to the Plan to purchase such shares of Stock as provided in Section 8, which the Participant may or may not exercise during the Offering Period in which such option is outstanding. Such option arises from the right of a Participant to withdraw any payroll deductions or other funds accumulated on behalf of the Participant and not previously applied to the purchase of Stock under the Plan, and to terminate participation in the Plan at any time during an Offering Period.

(aa)         “Related Entity” means any Subsidiary Corporation, and any business, corporation, partnership, limited liability company or other entity designated by the Board, in which the Company or a Subsidiary Corporation holds a substantial ownership interest, directly or indirectly.

(bb)       “Securities Act” means the Securities Act of 1933, as amended.

(cc)       “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.3.

(dd)        “Subscription Agreement” means a written or electronic agreement, in such form as specified by the Company, stating an Employee’s election to participate in the Plan and authorizing payroll deductions under the Plan from the Employee’s Compensation or other method of payment authorized by the Committee pursuant to Section 11.1(b).

(ee)        “Subscription Date” means the last business day prior to the Offering Date of an Offering Period or such earlier date as the Company shall establish.

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(ff)          “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

2.2           Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.             Administration.

3.1           Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any form of agreement or other document employed by the Company in the administration of the Plan, or of any Purchase Right shall be determined by the Committee, and such determinations shall be final, binding, and conclusive upon all persons having an interest in the Plan or the Purchase Right, unless fraudulent or made in bad faith. Subject to the provisions of the Plan, the Committee shall determine all of the relevant terms and conditions of Purchase Rights; provided, however, that all Participants granted Purchase Rights pursuant to an Offering shall have the same rights and privileges within the meaning of Section 423(b)(5) of the Code. Any and all actions, decisions, and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or any agreement thereunder (other than determining questions of interpretation pursuant to the second sentence of this Section 3.1) shall be final, binding, and conclusive upon all persons having an interest therein. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

3.2           Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination, or election that is the responsibility of or that is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination, or election.

3.3           Power to Adopt Sub-Plans or Varying Terms with Respect to Non-U.S. Employees. The Committee shall have the power, in its discretion, to adopt one or more sub-plans of the Plan as the Committee deems necessary or desirable to comply with the laws or regulations, tax policy, accounting principles, or custom of foreign jurisdictions applicable to employees of a subsidiary business entity of the Company, provided that any such sub-plan shall not be within the scope of an “employee stock purchase plan” within the meaning of Section 423 of the Code. Any of the provisions of any such sub-plan may supersede the provisions of this Plan, other than Section 4. Except as superseded by the provisions of a sub-plan, the provisions of this Plan shall govern such sub-plan. Alternatively and to comply with the laws of a foreign jurisdiction, the Committee shall have the power, in its discretion, to grant Purchase Rights in an Offering to citizens or residents of a non-U.S. jurisdiction (without regard to whether they are also citizens of the United States or resident aliens) that provide terms that are less favorable than the terms of Purchase Rights granted under the same Offering to Employees resident in the United States.

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3.4           Power to Establish Separate Offerings with Varying Terms. The Committee shall have the power, in its discretion, to establish separate, simultaneous, or overlapping Offerings having different terms and conditions and to designate the Participating Company or Companies that may participate in a particular Offering, provided that each Offering shall individually comply with the terms of the Plan and the requirements of Section 423(b)(5) of the Code that all Participants granted Purchase Rights pursuant to such Offering shall have the same rights and privileges within the meaning of such section.

3.5           Policies and Procedures Established by the Company. Without regard to whether any Participant’s Purchase Right may be considered adversely affected, the Company may, from time to time, consistent with the Plan and the requirements of Section 423 of the Code, establish, change, or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its discretion, for the proper administration of the Plan, including, without limitation, (a) a minimum payroll deduction amount required for participation in an Offering, (b) a limitation on the frequency or number of changes permitted in the rate of payroll deduction during an Offering, (c) an exchange ratio applicable to amounts withheld or paid in a currency other than United States dollars, (d) a payroll deduction greater than or less than the amount designated by a Participant to adjust for the Company’s delay or mistake in processing a Subscription Agreement or in otherwise effecting a Participant’s election under the Plan or as advisable to comply with the requirements of Section 423 of the Code, and (e) determination of the date and manner by which the Fair Market Value of a share of Stock is determined for purposes of administration of the Plan. All such actions by the Company shall be taken consistent with the requirements under Section 423(b)(5) of the Code that all Participants granted Purchase Rights pursuant to an Offering shall have the same rights and privileges within the meaning of such section, except as otherwise permitted by Section 3.3 and the regulations under Section 423 of the Code.

3.6           Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith, or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

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4.             Shares Subject to Plan.

4.1           Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be 5,400,000 and shall consist of authorized but unissued or reacquired shares of Stock, or any combination thereof. If an outstanding Purchase Right for any reason expires or is terminated or canceled, the shares of Stock allocable to the unexercised portion of that Purchase Right shall again be available for issuance under the Plan.

4.2           Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company and the requirements of Section 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan, the Annual Increase, the limit on the shares which may be purchased by any Participant during an Offering (as described in Sections 8.1 and 8.2) and each Purchase Right, and in the Purchase Price to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Purchase Rights are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Purchase Rights to provide that such Purchase Rights are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Purchase Rights shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and in no event may the Purchase Price be decreased to an amount less than the par value, if any, of the stock subject to the Purchase Right. The adjustments determined by the Committee pursuant to this Section 4.2 shall be final, binding and conclusive.

5.             Eligibility.

5.1           Employees Eligible to Participate. Each Employee of a Participating Company is eligible to participate in the Plan and shall be deemed an Eligible Employee, except the following:

(a)            Any Employee who is customarily employed by the Participating Company Group for twenty (20) hours or less per week; or

(b)            Any Employee who is customarily employed by the Participating Company Group for not more than five (5) months in any calendar year.

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5.2           Exclusion of Certain Stockholders. Notwithstanding any provision of the Plan to the contrary, no Employee shall be treated as an Eligible Employee and granted a Purchase Right under the Plan if, immediately after such grant, the Employee would own, or hold options to purchase, stock of the Company or of any Parent Corporation or Subsidiary Corporation possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of such corporation, as determined in accordance with Section 423(b)(3) of the Code. For purposes of this Section 5.2, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of such Employee.

5.3           Determination by Company. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee or an Eligible Employee and the effective date of such individual’s attainment or termination of such status, as the case may be. For purposes of an individual’s participation in or other rights, if any, under the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

6.             Offerings.

The Plan shall be implemented by sequential Offerings of approximately six (6) months’ duration or such other duration as the Committee shall determine. Offering Periods shall commence on or about the fifteenth (15th) days of May and November of each year and end on or about the fourteenth (14th) days of the next May and November, respectively, occurring thereafter. Notwithstanding the foregoing, the Committee may establish additional or alternative concurrent, sequential or overlapping Offering Periods, a different duration for one or more Offering Periods or different commencing or ending dates for such Offering Periods; provided, however, that no Offering Period may have a duration exceeding twenty-seven (27) months. If the Committee shall so determine in its discretion, each Offering Period may consist of two (2) or more consecutive Purchase Periods having such duration as the Committee shall specify, and the last day of each such Purchase Period shall be a Purchase Date. If the first or last day of an Offering Period or a Purchase Period is not a day on which the principal stock exchange or quotation system on which the Stock is then listed is open for trading, the Company shall specify the trading day that will be deemed the first or last day, as the case may be, of the Offering Period or Purchase Period.

7.             Participation in the Plan.

7.1           Initial Participation. An Eligible Employee may become a Participant in an Offering Period by delivering a properly completed written or electronic Subscription Agreement to the Company office or representative designated by the Company (including a third-party administrator designated by the Company) not later than the close of business on the Subscription Date established by the Company for that Offering Period. An Eligible Employee who does not deliver a properly completed Subscription Agreement in the manner permitted or required on or before the Subscription Date for an Offering Period shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless the Eligible Employee subsequently delivers a properly completed Subscription Agreement to the appropriate Company office or representative on or before the Subscription Date for such subsequent Offering Period. An Employee who becomes an Eligible Employee after the Offering Date of an Offering Period shall not be eligible to participate in that Offering Period but may participate in any subsequent Offering Period provided the Employee is still an Eligible Employee as of the Offering Date of such subsequent Offering Period.

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7.2           Continued Participation. A Participant shall automatically participate in the next Offering Period commencing immediately after the final Purchase Date of each Offering Period in which the Participant participates provided that the Participant remains an Eligible Employee on the Offering Date of the new Offering Period and has not either (a) withdrawn from the Plan pursuant to Section 12.1, or (b) terminated employment or otherwise ceased to be an Eligible Employee as provided in Section 13. A Participant who may automatically participate in a subsequent Offering Period, as provided in this Section, is not required to deliver any additional Subscription Agreement for the subsequent Offering Period to continue participation in the Plan. However, a Participant may deliver a new Subscription Agreement for a subsequent Offering Period in accordance with the procedures set forth in Section 7.1 if the Participant desires to change any of the elections contained in the Participant’s then effective Subscription Agreement.

8.             Right to Purchase Shares.

8.1           Grant of Purchase Right. Except as otherwise provided below, on the Offering Date of each Offering Period, each Participant in such Offering Period shall be granted automatically a Purchase Right consisting of an option to purchase the lesser of (a) that number of whole shares of Stock determined by dividing the Dollar Limit (determined as provided below) by the Fair Market Value of a share of Stock on such Offering Date or (b) the Share Limit (determined as provided below). The Committee may, in its discretion and prior to the Offering Date of any Offering Period, (i) change the method of, or any of the foregoing factors in, determining the number of shares of Stock subject to Purchase Rights to be granted on such Offering Date, or (ii) specify a maximum aggregate number of shares that may be purchased by all Participants in an Offering or on any Purchase Date within an Offering Period. No Purchase Right shall be granted on an Offering Date to any person who is not, on such Offering Date, an Eligible Employee. For the purposes of this Section, the “Dollar Limit” shall be determined by multiplying $2,083.33 by the number of months (rounded to the nearest whole month) in the Offering Period and rounding to the nearest whole dollar, and the “Share Limit” shall be determined by multiplying 400 shares by the number of months (rounded to the nearest whole month) in the Offering Period and rounding to the nearest whole share.

8.2           Calendar Year Purchase Limitation. Notwithstanding any provision of the Plan to the contrary, no Participant shall be granted a Purchase Right which permits his or her right to purchase shares of Stock under the Plan to accrue at a rate which, when aggregated with such Participant’s rights to purchase shares under all other employee stock purchase plans of a Participating Company intended to meet the requirements of Section 423 of the Code, exceeds Twenty-Five Thousand Dollars ($25,000) in Fair Market Value (or such other limit, if any, as may be imposed by the Code) for each calendar year in which such Purchase Right is outstanding at any time. For purposes of the preceding sentence, the Fair Market Value of shares purchased during a given Offering Period shall be determined as of the Offering Date for such Offering Period. The limitation described in this Section shall be applied in conformance with Section 423(b)(8) of the Code and the regulations thereunder.

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9.             Purchase Price.

The Purchase Price at which each share of Stock may be acquired in an Offering Period upon the exercise of all or any portion of a Purchase Right shall be established by the Committee; provided, however, that the Purchase Price on each Purchase Date shall not be less than eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period or (b) the Fair Market Value of a share of Stock on the Purchase Date. Subject to adjustment as provided by the Plan and unless otherwise provided by the Committee, the Purchase Price for each Offering Period shall be eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period or (b) the Fair Market Value of a share of Stock on the Purchase Date.

10.           Accumulation of Purchase Price through Payroll Deduction.

Except as provided in Section 11.1(b) with respect to a Non-United States Offering, shares of Stock acquired pursuant to the exercise of all or any portion of a Purchase Right may be paid for only by means of payroll deductions from the Participant’s Compensation accumulated during the Offering Period for which such Purchase Right was granted, subject to the following:

10.1          Amount of Payroll Deductions. Except as otherwise provided herein, the amount to be deducted under the Plan from a Participant’s Compensation on each pay day during an Offering Period shall be determined by the Participant’s Subscription Agreement. The Subscription Agreement shall set forth the percentage of the Participant’s Compensation to be deducted on each pay day during an Offering Period in whole percentages of not less than one percent (1%) (except as a result of an election pursuant to Section 10.3 to stop payroll deductions effective following the first pay day during an Offering) or more than fifteen percent (15%). The Committee may change the foregoing limits on payroll deductions effective as of any Offering Date.

10.2          Commencement of Payroll Deductions. Payroll deductions shall commence on the first pay day following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided herein.

10.3          Election to Decrease or Stop Payroll Deductions. During an Offering Period, a Participant may elect to decrease the rate of or to stop deductions from his or her Compensation by delivering to the Company office or representative designated by the Company (including a third-party administrator designated by the Company) an amended Subscription Agreement authorizing such change on or before the “Change Notice Date.” The “Change Notice Date” shall be a date prior to the beginning of the first pay period for which such election is to be effective as established by the Company from time to time and announced to the Participants. A Participant who elects, effective following the first pay day of an Offering Period, to decrease the rate of his or her payroll deductions to zero percent (0%) shall nevertheless remain a Participant in such Offering Period unless the Participant withdraws from the Plan as provided in Section 12.1.

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10.4          Administrative Suspension of Payroll Deductions. The Company may, in its discretion, suspend a Participant’s payroll deductions under the Plan as the Company deems advisable to avoid accumulating payroll deductions in excess of the amount that could reasonably be anticipated to purchase the maximum number of shares of Stock permitted (a) under the Participant’s Purchase Right or (b) during a calendar year under the limit set forth in Section 8.2. Unless the Participant has either withdrawn from the Plan as provided in Section 12.1 or has ceased to be an Eligible Employee, suspended payroll deductions shall be resumed at the rate specified in the Participant’s then effective Subscription Agreement either (i) at the beginning of the next Offering Period if the reason for suspension was clause (a) in the preceding sentence, or (ii) at the beginning of the next Offering Period having a first Purchase Date that falls within the subsequent calendar year if the reason for suspension was clause (b) in the preceding sentence.

10.5          Participant Accounts. Individual bookkeeping accounts shall be maintained for each Participant. All payroll deductions from a Participant’s Compensation (and other amounts received from a non-United States Participant pursuant to Section 11.1(b)) shall be credited to such Participant’s Plan account and shall be deposited with the general funds of the Company. All such amounts received or held by the Company may be used by the Company for any corporate purpose.

10.6          No Interest Paid. Interest shall not be paid on sums deducted from a Participant’s Compensation pursuant to the Plan or otherwise credited to the Participant’s Plan account.

11.          Purchase of Shares.

11.1          Exercise of Purchase Right.

(a)            Generally. Except as provided in Section 11.1(b), on each Purchase Date of an Offering Period, each Participant who has not withdrawn from the Plan and whose participation in the Offering has not otherwise terminated before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant’s Purchase Right the number of whole shares of Stock determined by dividing (a) the total amount of the Participant’s payroll deductions accumulated in the Participant’s Plan account during the Offering Period and not previously applied toward the purchase of Stock by (b) the Purchase Price. However, in no event shall the number of shares purchased by the Participant during an Offering Period exceed the number of shares subject to the Participant’s Purchase Right. No shares of Stock shall be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the Plan has terminated before such Purchase Date.

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(b)           Purchase by Non-United States Participants for Whom Payroll Deductions Are Prohibited by Applicable Law. Notwithstanding Section 11.1(a), where payroll deductions on behalf of Participants who are citizens or residents of countries other than the United States (without regard to whether they are also citizens of the United States or resident aliens) are prohibited by applicable law, the Committee may establish a separate Offering (a “Non-United States Offering”) covering all Eligible Employees of one or more Participating Companies subject to such prohibition on payroll deductions. The Non-United States Offering shall provide another method for payment of the Purchase Price with such terms and conditions as shall be administratively convenient and comply with applicable law. On each Purchase Date of the Offering Period applicable to a Non-United States Offering, each Participant who has not withdrawn from the Plan and whose participation in such Offering Period has not otherwise terminated before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant’s Purchase Right a number of whole shares of Stock determined in accordance with Section 11.1(a) to the extent of the total amount of the Participant’s Plan account balance accumulated during the Offering Period in accordance with the method established by the Committee and not previously applied toward the purchase of Stock. However, in no event shall the number of shares purchased by a Participant during such Offering Period exceed the number of shares subject to the Participant’s Purchase Right. The Company shall refund to a Participant in a Non-United States Offering in accordance with Section 11.4 any excess Purchase Price payment received from such Participant.

11.2          Pro Rata Allocation of Shares. If the number of shares of Stock which might be purchased by all Participants on a Purchase Date exceeds the number of shares of Stock remaining available for issuance under the Plan or the maximum aggregate number of shares of Stock that may be purchased on such Purchase Date pursuant to a limit established by the Committee pursuant to Section 8.1, the Company shall make a pro rata allocation of the shares available in as uniform a manner as practicable and as the Company determines to be equitable. Any fractional share resulting from such pro rata allocation to any Participant shall be disregarded.

11.3          Delivery of Title to Shares. Subject to any governing rules or regulations, as soon as practicable after each Purchase Date, the Company shall issue or cause to be issued to or for the benefit of each Participant the shares of Stock acquired by the Participant on such Purchase Date by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

11.4          Return of Plan Account Balance. Any cash balance remaining in a Participant’s Plan account following any Purchase Date shall be refunded to the Participant as soon as practicable after such Purchase Date. However, if the cash balance to be returned to a Participant pursuant to the preceding sentence is less than the amount that would have been necessary to purchase an additional whole share of Stock on such Purchase Date, the Company may retain the cash balance in the Participant’s Plan account to be applied toward the purchase of shares of Stock in the subsequent Purchase Period or Offering Period.

11.5         Tax Withholding. At the time a Participant’s Purchase Right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Stock he or she acquires under the Plan, the Participant shall make adequate provision for the federal, state, local and foreign taxes (including social insurance), if any, required to be withheld by any Participating Company upon exercise of the Purchase Right or upon such disposition of shares, respectively. A Participating Company may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary to meet such withholding obligations.

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11.6          Expiration of Purchase Right. Any portion of a Participant’s Purchase Right remaining unexercised after the end of the Offering Period to which the Purchase Right relates shall expire immediately upon the end of the Offering Period.

11.7          Provision of Reports and Stockholder Information to Participants. Each Participant who has exercised all or part of his or her Purchase Right shall receive, as soon as practicable after the Purchase Date, a report of such Participant’s Plan account setting forth the total amount credited to his or her Plan account prior to such exercise, the number of shares of Stock purchased, the Purchase Price for such shares, the date of purchase, and the cash balance, if any, remaining immediately after such purchase that is to be refunded or retained in the Participant’s Plan account pursuant to Section 11.4. The report required by this Section may be delivered in such form and by such means, including by electronic transmission, as the Company may determine. In addition, each Participant shall be provided information concerning the Company equivalent to that information provided generally to the Company’s common stockholders.

12.           Withdrawal from Plan .

12.1          Voluntary Withdrawal from the Plan. A Participant may withdraw from the Plan by signing and delivering to the Company office or representative designated by the Company (including a third-party administrator designated by the Company) a written or electronic notice of withdrawal on a form provided by the Company for this purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period; provided, however, that if a Participant withdraws from the Plan after a Purchase Date, the withdrawal shall not affect shares of Stock acquired by the Participant on such Purchase Date. A Participant who voluntarily withdraws from the Plan is prohibited from resuming participation in the Plan in the same Offering from which he or she withdrew, but may participate in any subsequent Offering by again satisfying the requirements of Sections 5 and 7.1. The Company may impose, from time to time, a requirement that the notice of withdrawal from the Plan be on file with the Company office or representative designated by the Company for a reasonable period prior to the effectiveness of the Participant’s withdrawal.

12.2          Return of Plan Account Balance. Upon a Participant’s voluntary withdrawal from the Plan pursuant to Section 12.1, the Participant’s accumulated Plan account balance which has not been applied toward the purchase of shares of Stock shall be refunded to the Participant as soon as practicable after the withdrawal, without the payment of any interest, and the Participant’s interest in the Plan and the Offering shall terminate. Such amounts to be refunded in accordance with this Section may not be applied to any other Offering under the Plan.

14

13.           Termination of Employment or Eligibility.

Upon a Participant’s ceasing, prior to a Purchase Date, to be an Employee of the Participating Company Group for any reason, including retirement, disability or death, or upon the failure of a Participant to remain an Eligible Employee, the Participant’s participation in the Plan shall terminate immediately. In such event, the Participant’s Plan account balance which has not been applied toward the purchase of shares of Stock shall, as soon as practicable, be returned to the Participant or, in the case of the Participant’s death, to the Participant’s beneficiary designated in accordance with Section 20, if any, or legal representative, and all of the Participant’s rights under the Plan shall terminate. Interest shall not be paid on sums returned pursuant to this Section 13. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by satisfying the requirements of Sections 5 and 7.1.

14.           Effect of Change in Control on Purchase Rights.

In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent thereof, as the case may be (the “Acquiring Corporation”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under outstanding Purchase Rights or substitute substantially equivalent purchase rights for the Acquiring Corporation’s stock. If the Acquiring Corporation elects not to assume, continue, or substitute for the outstanding Purchase Rights, the Purchase Date of the then current Offering Period shall be accelerated to a date before the date of the Change in Control specified by the Committee, but the number of shares of Stock subject to outstanding Purchase Rights shall not be adjusted. All Purchase Rights which are neither assumed or continued by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.

15.           Nontransferability of Purchase Rights.

Neither payroll deductions or other amounts credited to a Participant’s Plan account nor a Participant’s Purchase Right may be assigned, transferred, pledged, or otherwise disposed of in any manner other than as provided by the Plan or by will or the laws of descent and distribution. (A beneficiary designation pursuant to Section 20 shall not be treated as a disposition for this purpose.) Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan as provided in Section 12.1. A Purchase Right shall be exercisable during the lifetime of the Participant only by the Participant.

16.           Compliance with Securities Law.

The issuance of shares under the Plan shall be subject to compliance with all applicable requirements of federal, state, and foreign law with respect to such securities. A Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal, state, or foreign securities laws or other law or regulations or the requirements of any securities exchange or market system upon which the Stock may then be listed. In addition, no Purchase Right may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

15

17.           Rights as a Stockholder and Employee.

A Participant shall have no rights as a stockholder by virtue of the Participant’s participation in the Plan until the date of the issuance of the shares of Stock purchased pursuant to the exercise of the Participant’s Purchase Right (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions, or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.2. Nothing herein shall confer upon a Participant any right to continue in the employ of the Participating Company Group or interfere in any way with any right of the Participating Company Group to terminate the Participant’s employment at any time.

18.          Notification of Disposition of Shares.

The Company may require the Participant to give the Company prompt notice of any disposition of shares of Stock acquired by exercise of a Purchase Right. The Company may require that until such time as a Participant disposes of shares of Stock acquired upon exercise of a Purchase Right, the Participant shall hold all such shares in the Participant’s name until the later of two years after the date of grant of such Purchase Right or one year after the date of exercise of such Purchase Right. The Company may direct that the certificates evidencing shares of Stock acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.

19.          Legends.

The Company may at any time place legends or other identifying symbols referencing any applicable federal, state, or foreign securities law restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing shares of Stock issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include but shall not be limited to the following:

16

“THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON THE PURCHASE OF SHARES UNDER AN EMPLOYEE STOCK PURCHASE PLAN AS DEFINED IN SECTION 423 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE PLAN IN THE REGISTERED HOLDER’S NAME (AND NOT IN THE NAME OF ANY NOMINEE).”

20.          Designation of Beneficiary.

20.1          Designation Procedure. Subject to local laws and procedures, a Participant may file a written designation of a beneficiary who is to receive (a) shares and cash, if any, from the Participant’s Plan account if the Participant dies subsequent to a Purchase Date but prior to delivery to the Participant of such shares and cash, or (b) cash, if any, from the Participant’s Plan account if the Participant dies prior to the exercise of the Participant’s Purchase Right. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. A Participant may change his or her beneficiary designation at any time by written notice to the Company.

20.2          Absence of Beneficiary Designation. If a Participant dies without an effective designation pursuant to Section 20.1 of a beneficiary who is living at the time of the Participant’s death, the Company shall deliver any shares or cash credited to the Participant’s Plan account to the Participant’s legal representative or as otherwise required by applicable law.

21.          Notices.

All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22.          Amendment or Termination of the Plan.

The Committee may at any time amend, suspend, or terminate the Plan, except that (a) no such amendment, suspension, or termination shall affect Purchase Rights previously granted under the Plan unless expressly provided by the Committee, and (b) no such amendment, suspension, or termination may adversely affect a Purchase Right previously granted under the Plan without the consent of the Participant, except to the extent permitted by the Plan or as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to Section 423 of the Code or to comply with any applicable law, regulation, or rule. In addition, an amendment to the Plan must be approved by the stockholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are then authorized for issuance under the Plan or would change the definition of the corporations that may be designated by the Committee as Participating Companies. Notwithstanding the foregoing, in the event that the Committee determines that continuation of the Plan or an Offering would result in unfavorable financial accounting consequences to the Company, the Committee may, in its discretion and without the consent of any Participant, including with respect to an Offering Period then in progress: (i) terminate the Plan or any Offering Period, (ii) accelerate the Purchase Date of any Offering Period, (iii) reduce the discount or the method of determining the Purchase Price in any Offering Period (e.g., by determining the Purchase Price solely on the basis of the Fair Market Value on the Purchase Date), (iv) reduce the maximum number of shares of Stock that may be purchased in any Offering Period, or (v) take any combination of the foregoing actions.

17

APPENDIX A

Participating Companies

TherapeuticsMD, Inc.

vitaMedMD, LLC

BocaGreenMD, Inc.

VitaCare Prescription Services, Inc.

A-1

THERAPEUTICSMD, INC. 951 YAMATO ROAD, SUITE 220 BOCA RATON, FL 33431

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D08134-P38133	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THERAPEUTICSMD, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors	☐	☐	☐

Nominees:

	01) Paul M. Bisaro	06) Jules A. Musing
	02) J. Martin Carroll	07) Gail K. Naughton, Ph.D.
	03) Cooper C. Collins	08) Angus C. Russell
	04) Robert G. Finizio	09) Tommy G. Thompson
05) Karen L. Ling

The Board of Directors recommends you vote FOR the following proposal:		For	Against	Abstain	The Board of Directors recommends you vote FOR the following proposal:		For	Against	Abstain
2.	To approve, on a non-binding advisory basis, the compensation of our named executive officers for the fiscal year ended December 31, 2019 (say-on-pay);	☐	☐	☐	4. To approve the TherapeuticsMD, Inc. 2020 Employee Stock Purchase Plan;		☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:		For	Against	Abstain	The Board of Directors recommends you vote FOR the following proposal:		For	Against	Abstain

3.

To approve an amendment to the Amended and Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock, $0.001 par value per share, from 350,000,000 shares to 600,000,000 shares;

		☐	☐	☐	5. To ratify the appointment of Grant Thornton LLP, an independent registered public accounting firm, as the independent auditor of our company for the fiscal year ending December 31, 2020;		☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.				☐	and upon such other business as may properly come before the meeting or any adjournment thereof.

Please indicate if you plan to attend this meeting.		☐	☐
		Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

D08135-P38133

THERAPEUTICSMD, INC.
2020 Annual Meeting of Stockholders
June 18, 2020, 8:00 a.m.
This proxy is solicited by the Board of Directors

The undersigned stockholder of THERAPEUTICSMD, INC., a Nevada corporation, hereby acknowledges receipt of the notice of Annual Meeting of Stockholders and proxy statement and hereby appoints Robert G. Finizio and Daniel A. Cartwright and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2020 Annual Meeting of Stockholders of THERAPEUTICSMD, INC., to be held on Thursday, June 18, 2020, at 8:00 a.m., local time, at the Renaissance Boca Raton Hotel, 2000 NW 19th Street, Boca Raton, Florida 33431* and at any adjournment or adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side of this proxy card.

*As part of our precautions regarding the COVID-19 pandemic, we are planning for the possibility that the meeting may be held only through remote communication. If a decision is made to forego the physical meeting, a news release will be issued and the information with respect to the logistical details of the meeting, including how stockholders can remotely access, participate in and vote at the meeting, will be posted on our website, www.therapeuticsmd.com, and such information will be filed with the U.S. Securities and Exchange Commission as proxy material, no later than June 8, 2020.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on June 18, 2020.

THERAPEUTICSMD, INC.

THERAPEUTICSMD, INC.
951 YAMATO ROAD, SUITE 220
BOCA RATON, FL 33431

Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 20, 2020
Date: June 18, 2020	Time: 8:00 a.m., Local Time

Location*:	Renaissance Boca Raton Hotel
2000 NW 19th Street Boca Raton, Florida 33431

*As part of our precautions regarding the COVID-19 pandemic, we are planning for the possibility that the meeting may be held only through remote communication. If a decision is made to forego the physical meeting, a news release will be issued and the information with respect to the logistical details of the meeting, including how stockholders can remotely access, participate in and vote at the meeting, will be posted on our website, www.therapeuticsmd.com, and such information will be filed with the U.S. Securities and Exchange Commission as proxy material, no later than June 8, 2020.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

D08155-P38133

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT         2019 ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

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1) BY INTERNET:	www.proxyvote.com
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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

D08156-P38133

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors Nominees: 01) Paul M. Bisaro 02) J. Martin Carroll 03) Cooper C. Collins 04) Robert G. Finizio 05) Karen L. Ling	06) Jules A. Musing 07) Gail K. Naughton, Ph.D. 08) Angus C. Russell 09) Tommy G. Thompson

The Board of Directors recommends you vote FOR the following proposal:

2.	To approve, on a non-binding advisory basis, the compensation of our named executive officers for the fiscal year ended December 31, 2019 (say-on-pay);

The Board of Directors recommends you vote FOR the following proposal:

3.	To approve an amendment to the Amended and Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock, $0.001 par value per share, from 350,000,000 shares to 600,000,000 shares;

The Board of Directors recommends you vote FOR the following proposal:

4.	To approve the TherapeuticsMD, Inc. 2020 Employee Stock Purchase Plan;

The Board of Directors recommends you vote FOR the following proposal:

5.	To ratify the appointment of Grant Thornton LLP, an independent registered public accounting firm, as the independent auditor of our company for the fiscal year ending December 31, 2020;

and upon such other business as may properly come before the meeting or any adjournment thereof.

D08157-P38133

D08158-P38133